Exhibit 10.1

LEEF BRANDS INC.

SUBSCRIPTION AGREEMENT

INSTRUCTION PAGE

☐ Complete and sign pages 2 and 3 of the Subscription Agreement.

☐ Complete the appropriate Schedule to the Subscription Agreement.

☐ If you are resident in Canada and purchasing under the “Accredited Investor” exemption, complete and sign Schedule B – Accredited Investor Status Certificate attached to the Subscription Agreement. If you are subscribing as an individual and you do not meet the criteria set out in subparagraph (j.1) of the Accredited Investor Status Certificate, complete and sign Appendix I – Risk Acknowledgement Certificate attached to Schedule B.

☐ If you are not resident in Canada or a U.S. Purchaser (as defined below), complete and sign Schedule C – Foreign Purchaser’s Certificate attached to the Subscription Agreement.

☐ If you are a person who is (i) in the United States, (ii) a U.S. Person, (iii) purchasing the Purchaser’s Securities for the account or benefit of a person that is in the United States or a U.S. Person, (iv) a person that received an offer to purchase the Purchaser’s Securities while in the United States or (v) a person that executed this Subscription Agreement while in the United States (collectively, a “U.S. Purchaser”), then complete and sign Schedule D – U.S. Purchaser’s Certificate attached to the Subscription Agreement.

(Note: See Section 3 of the Subscription Agreement for further details)

Deliver a completed and originally executed copy of this Subscription Agreement and a bank draft or wire transfer to “LEEF Holdings, Inc.”, at the street address, email address and/or bank account below, by no later than 4:00 p.m. (Toronto time) on [_], 2026:

175 North Lenore Ave.

Willits, California 95490

Attention: Kevin Wilson

Email: kevin@leefca.com

Wire Instructions

Beneficiary Name	LEEF Holdings, Inc. 175 North Lenore Ave. Willits, California 95490
Beneficiary Bank Name	East West Bank

Account Number	8420004569
Routing Number	322070381

Beneficiary Account No.	8420004569

Swift Code Bank Address	EWBKUS66XXX 9300 Flair Drive, 4th Fl. El Monte, California 91731

SUBSCRIPTION AGREEMENT

A completed and originally executed copy of this Subscription Agreement, including all applicable schedules hereto, must be delivered in hard copy or electronically, by no later than 4:00 p.m. (Toronto time) on [_], 2026 to: LEEF Holdings, Inc., 175 North Lenore Avenue, Willits, California, Attention: Kevin Wilson.

TO:	LEEF Brands Inc. (the “Company”)

The undersigned (the “Purchaser”), on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase the number of units (“Units”) of the Company set out below, at a price of CAD $0.25 per Unit, subject to the following terms and conditions. Each Unit is comprised of one common share of the Company (a “Common Share”) and one Common Share purchase warrant of the Company (a “Warrant”). Each Warrant entitles the holder thereof to purchase one Common Share of the Company (a “Warrant Share”) at an exercise price of CAD $0.30 until twenty-four (24) months following the Closing Date. This subscription agreement, which for certainty includes and incorporates the attached Terms and Conditions of Subscription (the “Terms and Conditions of Subscription”) and the schedules attached hereto, are collectively referred to as the “Subscription Agreement”. A Term Sheet with respect to the offering is attached hereto Schedule A. The Accredited Investor Status Certificate attached hereto as Schedule B, the Foreign Purchaser’s Certificate attached hereto as Schedule C and the U.S. Purchaser’s Certificate attached hereto as Schedule D, are each referred to in the Subscription Agreement as a “Subscriber Certificate” and collectively referred to in the Subscription Agreement as the “Subscriber Certificates”. The Purchaser, on its own behalf, and, if applicable, on behalf of each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, agrees to be bound by the Terms and Conditions of Subscription, including without limitation the representations, warranties and covenants set forth in the schedules attached thereto, and the representations, warranties and covenants set forth in the applicable Subscriber Certificate, and acknowledges and agrees, without limitation, that the Company and its counsel may rely on the Purchaser’s representations, warranties and covenants contained in the Subscription Agreement.

Issuer: LEEF Brands Inc.	Issue: Units
Issue Price Per Unit:	CAD $0.25
Total Purchase Price (USD): [1]	$
Number and kind of securities of the Company currently owned (directly or indirectly)
Registrant (Y/N) (for Purchasers resident in British Columbia only)

DATED this 12th day of March, 2026.

[1]	The number of Units to be delivered to the Purchaser will be determined using the USD:CAD exchange rate published by the Bank of Canada on a date that is no more than two business days prior to the Closing Time. The total number of Units issued will be rounded down to the nearest whole number. No fractional Units shall be issued.

Name and Address of Purchaser
(Name of Purchaser - please print)	(Purchaser’s Address)
by
Authorized Signature	(Address)

(Official Capacity or Title – please print)	(Telephone Number)

(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.)	(Email Address)

Details of Beneficial Purchaser (i.e. party for whom the undersigned is contracting, if not the same as the Purchaser identified above). If the Purchaser is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, please ensure that Schedule B, Schedule C or Schedule D hereto, as applicable, is completed on behalf of such principal.

(Beneficial Purchaser’s Name – please print)	(Beneficial Purchaser’s Address)

(if space is inadequate please attach a schedule containing the necessary information)	(Beneficial Purchaser’s Telephone Number)

Registration Instructions:	Delivery Instructions:

(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address)	(Contact Name)

(Address)	(Address)

(Address)	(Address)

(Address)

(Telephone Number)

(Email Address)

ACCEPTANCE

The foregoing is acknowledged, accepted, and agreed to this _____ day of __________________, 2026.

LEEF BRANDS INC.

Per:
Name:	Micah Anderson
Title:	Director and Chief Executive Officer

TERMS AND CONDITIONS OF SUBSCRIPTION

1. Subscription. The Purchaser hereby tenders to the Company this Subscription Agreement which, upon acceptance by the Company, will constitute an irrevocable agreement of the Purchaser to purchase from the Company, and of the Company to sell to the Purchaser, the number of Units set out on the face page hereof (the “Purchaser’s Securities”) at a price of CAD $0.25 per Unit (the “Issue Price”), all on the terms and subject to the conditions set out in this Subscription Agreement. The Purchaser’s Securities form part of a larger offering of Units (the “Offering”) for total gross proceeds of up to approximately USD $1,500,000. The Offering is being made on a private placement basis.

The Company may increase the Offering (“Increased Offering”) at the Company’s sole discretion. There is no fixed minimum amount of gross proceeds. Unless the context otherwise requires, all references herein to Offering, Units, Warrants, Warrant Shares and Securities include any such securities of the Company issuable in connection with the Increased Offering.

2. Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)	“associate”, “affiliate” and “distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (Ontario);

(b)	“CAD” means Canadian Dollars, the lawful currency of Canada;

(c)	“Closing” means the completion of the issue and sale by the Company and the purchase by the Purchasers of Units pursuant to the provisions of this Subscription Agreement;

(d)	“Closing Date” has the meaning ascribed to it in Section 4 of this Subscription Agreement;

(e)	“Closing Time” means 4:00 p.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Company may decide in its sole discretion;

(f)	“Common Share” has the meaning ascribed to it on the face page of this Subscription Agreement;

(g)	“Company” has the meaning ascribed to it on the face page of this Subscription Agreement;

(h)	“Designated Jurisdictions” means all of the provinces of Canada, to the extent that any Purchasers are resident therein;

(i)	“Governmental Entity” has the meaning ascribed to it in Section 5(f) of this Subscription Agreement;

(j)	“Increased Offering” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(k)	“Initial Closing Date” means March 12, 2026 or such other date as the Company may decide in its sole discretion;

(l)	“Issue Price” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(m)	“Money Laundering Laws” has the meaning ascribed to it in Section 5(h) of this Subscription Agreement;

(n)	“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions as such instrument is in effect at Closing in the Designated Jurisdiction in which the Purchaser resides;

(o)	“Offering” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(p)	“person” shall be broadly interpreted and shall include an individual, firm, corporation, syndicate, partnership, trust, association, unincorporated organization, joint venture, investment club, government or agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(q)	“Personal Information” means any information about a person (whether an individual or otherwise) required to be disclosed to a Securities Commission or stock exchange, whether pursuant to a form or request made by a Securities Commission or stock exchange, and includes, but is not limited to, the amount of Units purchased by such person and whether the Purchaser is an “insider” of the Company or a “registrant” (each as defined under applicable Securities Laws of the Province of Ontario) or any other information contained in this Subscription Agreement (including, for greater certainty, the Subscriber Certificates incorporated by reference herein);

(r)	“Purchase Price” means the product of the Issue Price and the total number of Purchaser’s Securities subscribed for under this Subscription Agreement;

(s)	“Purchaser” has the meaning ascribed to it on the face page of this Subscription Agreement;

(t)	“Purchaser’s Securities” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(u)	“Purchasers” means, collectively, all purchasers of the Units, including the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent;

(v)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(w)	“Sanctions” has the meaning ascribed to it in Section 5(i) of this Subscription Agreement;

(x)	“Securities” means collectively, the Common Shares, the Warrants and the Warrant Shares;

(y)	“Securities Commissions” means, collectively, the applicable securities commission or other securities regulatory authority in each of the Designated Jurisdictions;

(z)	“Securities Laws” means, collectively, the applicable securities laws of each of the Designated Jurisdictions and the respective regulations and rules made and forms prescribed thereunder together with all applicable and legally enforceable published policy statements, multilateral or national instruments, blanket orders, rulings and notices of the Securities Commissions;

(aa)	“Subscriber Certificate” has the meaning ascribed to it on the face page of this Subscription Agreement;

(bb)	“Subscription Agreement” has the meaning ascribed to it on the face page of this Subscription Agreement;

(cc)	“Terms and Conditions of Subscription” has the meaning ascribed to it on the face page of this Subscription Agreement;

(dd)	“U.S. Person” means a U.S. person as defined in Rule 902(k) of Regulation S under the U.S. Securities Act;

(ee)	“U.S. Purchaser” means any person who is (i) in the United States, (ii) a U.S. Person, (iii) purchasing the Purchaser’s Securities for the account or benefit of a person that is in the United States or a U.S. Person, (iv) a person that received an offer to purchase the Purchaser’s Securities while in the United States or (v) a person that executed this Subscription Agreement while in the United States;

(ff)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(gg)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(hh)	“Units” has the meaning ascribed to it on the face page of this Subscription Agreement;

(ii)	“Warrant” has the meaning ascribed to it on the face page of this Subscription Agreement; and

(jj)	“Warrant Share” has the meaning ascribed to it on the face page of this Subscription Agreement.

3. Delivery and Payment. The Purchaser agrees that the following shall be delivered to LEEF Holdings, Inc. at the address and by the date and time set out on the face page hereof, or such other time, date or place as the Company may advise:

(a)	a completed and duly signed copy of this Subscription Agreement;

(b)	one of the following:

(i)	if the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is resident in Canada and purchasing the Purchaser’s Securities in reliance on the “accredited investor” exemption provided by Section 2.3 of NI 45-106:

(A)	a duly completed and executed copy of the Accredited Investor Status Certificate in the form attached hereto as Schedule B; and

(B)	if the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent is an individual and does not meet the criteria set out in subparagraph (j.1) of the Accredited Investor Status Certificate attached hereto as Schedule B, a duly completed and executed copy of the Risk Acknowledgement Certificate in the form attached hereto as Appendix I to Schedule B; or

(ii)	if the Purchaser or beneficial purchaser, if any, is resident in a jurisdiction outside of Canada and is not a U.S. Purchaser, a duly completed and executed copy of the Foreign Purchaser’s Certificate in the form attached hereto as Schedule C;

(iii)	if the Purchaser is a U.S. Purchaser, a duly completed and executed copy of the U.S. Purchaser’s Certificate in the form attached hereto as Schedule D;

(c)	a certified cheque, bank draft or wire transfer made payable on or before the Closing Date in same day freely transferable U.S. funds to “LEEF Holdings, Inc.” representing the Purchase Price payable by the Purchaser for the Purchaser’s Securities, or such other method of payment of the same amount against delivery of the Purchaser’s Securities as the Company may accept; and

(d)	any other documents required by the Securities Laws which the Company requests.

The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that such documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company. The Purchaser and each such beneficial purchaser consents to the filing of such documents as may be required to be filed with the Securities Commissions in connection with the transactions contemplated hereby. The Purchaser, and any beneficial purchaser for whom the Purchaser is acting as trustee or agent, agrees that the Company is irrevocably authorized to correct minor errors or omissions in the information provided by the Purchaser in this Subscription Agreement, any applicable Subscriber Certificate, and any other documents or forms delivered by the Purchaser in connection with the transactions contemplated hereby, if any.

4. Closing. The transactions contemplated hereby will be completed electronically or at the offices of Bennett Jones LLP (“Bennett Jones”). The initial closing shall occur on the Initial Closing Date and each subsequent closing date, if any, shall occur on such other date or time as the Company may determine (each a “Closing Date”). If the terms and conditions contained in this Subscription Agreement have been complied with prior to the Closing Date, as determined by the Company, Bennett Jones shall deliver all completed Subscription Agreements to the Company along with payment of the aggregate proceeds to the Company and such other documentation as may be required pursuant to the Subscription Agreement.

If the terms and conditions contained in this Subscription Agreement (other than delivery by the Company of certificates representing the Common Shares and Warrants) have not been complied with prior to the Closing Date, as determined by the Company, the Company and the Purchaser will have no further obligations under this Subscription Agreement. The Purchaser will take up, purchase and pay for the Purchaser’s Securities at Closing upon acceptance of this offer by the Company.

5. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows as of the date hereof and as of the Closing Time and acknowledges that the Purchaser is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	the Company is a validly subsisting corporation incorporated under the laws of British Columbia, is in good standing and has full corporate power and authority to perform each of its obligations as herein contemplated and has requisite corporate power and capacity to carry on its business as now conducted and to own its assets;

(b)	this Subscription Agreement, when accepted by the Company, and all other certificates and instruments delivered in connection with the Offering will, on the Closing Date, constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms subject to bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction;

(c)	the execution and delivery of, and the performance of the terms of the Subscription Agreement by the Company, including the issue of the Common Shares and Warrants, does not and will not constitute a breach of or default under the constating documents of the Company or any law, regulation, order or ruling applicable to the Company or any agreement, contract or indenture to which the Company is a party or by which it is bound including but not limited to its articles of incorporation, bylaws, or other formation documents;

(d)	the authorized capital of the Company consists of an unlimited number of Common Shares, of which, as of the date hereof, 257,947,996 Common Shares were issued and outstanding as fully paid and non-assessable. Except for the Company’s 109,252,299 outstanding warrants, 25,735,458 outstanding restricted stock units and 12,222,059 outstanding stock options, there are no outstanding rights, commitments or other entitlements to purchase securities of the Company;

(e)	the Company and each of its Subsidiaries (as defined in NI 45-106) have complied with and are not in violation, in any material respect, of any applicable laws, with the exception of the U.S. Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana;

(f)	neither the Company nor any of its Subsidiaries has received any written notices or other written correspondence from any (i) international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) subdivision or authority of any of the above, (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) stock exchange (each, a “Governmental Entity”) (1) regarding any violation (or any investigation, inspection, audit, or other proceeding by any Governmental Entity involving allegations of any violation) of any law or (2) of any circumstances that may have existed or currently exist which could lead to a loss, suspension, or modification of, or a refusal to issue, any material Authorization. To the knowledge of the Company, no investigation, inspection, audit or other proceeding by any Governmental Entity involving allegations of any material violation of any law by the Company or any of its Subsidiaries is threatened or contemplated;

(g)	neither the Company, its Subsidiaries nor any of their directors, executives, representatives, agents or employees has (i) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal, (ii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees, (iii) violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or any similar laws of other jurisdictions, (iv) established or maintained, or is maintaining, any illegal fund of corporate monies or other properties or (v) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature;

(h)	the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court of governmental authority or any arbitrator non-Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(i)	none of the Company or any of its Subsidiaries or any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries, has had any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the Government of Canada or any other relevant sanctions authority (collectively, the “Sanctions”) imposed upon any such person, and the Company and its Subsidiaries are not in violation of any of the Sanctions or law or executive order relating thereto, or are conducting business with any person subject to any Sanctions;

(j)	there are no material claims, proceedings, actions or lawsuits in existence, or, to the Company’s knowledge, pending or threatened, against the Company;

(k)	for a period of twenty-four (24) months after the Closing Date, the Company shall not acquire, by purchase or otherwise, any cryptocurrency, including but not limited to Bitcoin, except for nominal amounts accepted by the Company in business-to-business transactions; and

(l)	following any hold periods imposed by the Securities Laws, the Company shall use its best efforts to register the Warrant Shares with any Governmental Entity necessary for the sale of the Warrant Shares on the Toronto Stock Exchange, the TSX Venture Exchange, or other similar exchange.

6. Reliance upon and Survival of Representations, Warranties and Covenants of the Company. The Company acknowledges that the Purchaser is relying on the foregoing representations, warranties and covenants in connection with the transactions contemplated herein, all of which shall survive the Closing and, notwithstanding such Closing and notwithstanding any subsequent disposition by the Purchaser of any of the Purchaser’s Securities shall continue in full force and effect for the benefit of the Purchaser following the Closing Date.

7. Conditions of Closing. The Purchaser acknowledges that the Company’s obligation to sell the Purchaser’s Securities to the Purchaser is subject to, among other things, the following conditions:

(a)	the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, executing and returning to the Company all documents required by applicable Securities Laws (including but not limited to the applicable Subscriber Certificate) for delivery on behalf of the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, including, without limitation, the applicable Schedules attached hereto by no later than the date and time set out on the face page hereof;

(b)	the Company having obtained all required regulatory approvals (including those that may be required under Securities Laws) to permit the completion of the transactions contemplated hereby;

(c)	there having been no material adverse change in the affairs of the Company, and the representations and warranties of the Company being true in all material respects as of the Closing Date, unless such representation or warranty speaks to an earlier date, in which case, such representation or warranty shall be true in all material respects as of such date;

(d)	the offer, issue, sale and delivery of the Purchaser’s Securities being exempt from the requirements to file a prospectus, registration statement, or deliver an offering memorandum (as defined in applicable Securities Laws) or any similar document under applicable Securities Laws and other applicable securities laws relating to the sale of the Purchaser’s Securities, or the Company having received such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or any similar document; and

(e)	the representations and warranties of the Purchaser set out herein, including in any applicable Subscriber Certificate attached hereto, being true and correct as at the Closing Time.

The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that the sale of the Common Shares and Warrants will not be qualified by a prospectus and the Common Shares and Warrants have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and further that, such sale is subject to the condition that the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) signs and returns to the Company or Bennett Jones all relevant documentation required by the Securities Laws and other applicable securities laws relating to the sale of the Purchaser’s Securities.

The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that the Company will be required to provide to the Securities Commissions a list setting out the identities of the beneficial purchasers of the Common Shares and Warrants. Notwithstanding that the Purchaser may be purchasing the Purchaser’s Securities as an agent on behalf of an undisclosed principal (if permissible under the relevant Securities Laws or other applicable securities laws), the Purchaser agrees to provide, on reasonable request, particulars as to the identity of such undisclosed principal as may be required the Company in order to comply with the Securities Laws and any other applicable laws.

8. Acceptance or Rejection. The Company will have the right, in its sole discretion, to accept or reject this Subscription Agreement in whole at any time at or prior to the Closing Time. The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that the acceptance of this offer will be conditional upon the issue and sale of the Purchaser’s Securities to the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, being exempt from any prospectus or offering memorandum requirements of the Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction. The Company will be deemed to have accepted this Subscription Agreement upon the Company’s execution of the acceptance at page 4 of this Subscription Agreement and the delivery at the Closing of the Purchaser’s Securities to the Purchaser.

If this Subscription Agreement is rejected in whole, the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, understands that any funds, certified cheques and bank drafts delivered by the Purchaser to Bennett Jones representing the Purchase Price for the Purchaser’s Securities will be returned promptly by Bennett Jones to the Purchaser without interest or deduction.

9. Purchaser’s Representations and Warranties. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, represents and warrants to the Company as follows as of the date hereof and as of the Closing Time and acknowledges that the Company is relying on such representations and warranties in connection with the transactions contemplated in this Subscription Agreement which representations and warranties shall survive the Closing and, notwithstanding such Closing and notwithstanding any subsequent disposition by the Purchaser of any of the Purchaser’s Securities shall continue in full force and effect for the benefit of the Company following the Closing Date:

(a)	Authorization and Effectiveness. If the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is an individual, he or she is of the full age of majority and has all requisite legal capacity and competence to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder, or if the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is a corporation, the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is duly incorporated and is a valid and existing corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is a partnership, syndicate or other form of unincorporated organization, the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has the necessary legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in any case, upon acceptance by the Company, this Subscription Agreement will constitute a legal, valid and binding agreement of the Purchaser and the beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, enforceable against the Purchaser and the beneficial purchaser in accordance with its terms and will not result in a violation of or create a state of facts which, after notice, lapse of time or both, would constitute a default or breach of any of the Purchaser’s and beneficial purchaser’s constating documents, by-laws or authorizing resolutions (if applicable), any agreement to which the Purchaser or the beneficial purchaser is a party or by which the Purchaser or beneficial purchaser is bound or any law applicable to the Purchaser or beneficial purchaser or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser or beneficial purchaser;

(b)	Residence. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, was offered the Units in, and is a resident of, or if not an individual has its head office in, the jurisdiction referred to under the heading “Name and Address of Purchaser” and “Details of Beneficial Purchaser”, respectively, set out on the face page and page 3 hereof, intends that the securities laws of that jurisdiction do and shall govern this subscription by the Purchaser of the Units, is not aware of any reason why the laws of such jurisdiction would not govern such subscription and that such addresses were not created and are not used solely for the purpose of acquiring the Purchaser’s Securities;

(c)	Private Placement Exemptions. If applicable, the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has properly completed, executed and delivered to the Company the applicable Subscriber Certificate attached hereto (dated as of the date hereof) and the information contained therein is, to the Purchaser’s knowledge, true and correct and the representations, warranties and covenants contained in the applicable Subscriber Certificate attached hereto will be true and correct both as of the date of execution of this Subscription Agreement and as at the Closing Time;

(d)	Subscriber Certificate. The Purchaser has properly completed, executed and delivered as principal, or, if the Purchaser is contracting hereunder as trustee, agent, representative or nominee for one or more beneficial purchasers, on behalf of each such beneficial purchaser, the applicable Subscriber Certificate, and related appendix, if applicable;

(e)	Purchasing as Principal. In the case of a Purchaser in Canada, unless paragraph (h) below applies, the Purchaser is purchasing the Purchaser’s Securities as principal (as defined in all applicable Securities Laws) for its own account, and not for the benefit of any other person;

(f)	No Syndication. In the case of a Purchaser in Canada, the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” provided in Schedule B;

(g)	Investment Purposes. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is purchasing the Units for investment purposes only and not with a view to resale or distribution that would or may contravene the prospectus requirements of Securities Laws;

(h)	Purchasing as Agent or Trustee.

(i)	In the case of the purchase by a Purchaser in Canada of the Purchaser’s Securities as agent or trustee for any principal whose identity is disclosed or identified, each beneficial purchaser of the Purchaser’s Securities for whom the Purchaser is acting, is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person; was not created or used solely to purchase or hold securities in reliance on the “Minimum Amount Investment” exemption provided under Section 2.10 of NI 45-106 and it pre-existed the Offering and has a bona fide purpose other than investment in the Units; and either where such beneficial purchaser is not an individual, is purchasing the Purchaser’s Securities at an aggregate acquisition cost to such beneficial purchaser of not less than $150,000, or the beneficial purchaser is an “accredited investor” as defined in NI 45-106;

(ii)	In the case of the purchase by a Purchaser in Canada of the Purchaser’s Securities as agent or trustee for any principal whose identity is disclosed or identified, the Purchaser is the duly authorized trustee or agent of such disclosed beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchaser’s Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Company is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchaser’s Securities for whom it may be acting; and

(iii)	In the case of the purchase by a Purchaser in Canada of the Purchaser’s Securities on behalf of an undisclosed beneficial purchaser, the Purchaser is deemed under applicable Securities Laws to be purchasing as principal;

(i)	Broker. There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchaser’s Securities, the Purchaser covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(j)	Illegal Use of Funds. None of the funds being used to purchase the Purchaser’s Securities are to the Purchaser’s or beneficial purchaser’s knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities. The funds being used to purchase the Purchaser’s Securities which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, acknowledges that the Company may in the future be required by law to disclose the Purchaser’s or beneficial purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or the PATRIOT Act. To the best of its knowledge none of the funds to be provided by the Purchaser or the beneficial purchaser are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and it shall promptly notify the Company if the Purchaser or beneficial purchaser discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith;

(k)	Trade Sanctions. The Purchaser, and each beneficial purchaser, if any, for whom it is acting as trustee or agent, is not a person or entity identified in the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism, the Regulations Implementing the United Nations Resolutions on Taliban, ISIL (Da’esh) and Al-Qaida, the Regulations Implementing the United Nations Resolution on the Democratic People’s Republic of Korea, the Regulations Implementing the United Nations Resolution on Iran, the Regulations Implementing the United Nations Resolutions on Somalia, the Regulations Implementing the United Nations Resolutions on Lebanon, the Regulations Implementing the United Nations Resolutions on Sudan, the Special Economic Measures (Sudan) Regulations, the Special Economic Measures (Myanmar) Regulations, the Special Economic Measures (Belarus) Regulations, the Special Economic Measures (People’s Republic of China) Regulations, the Special Economic Measures (Haiti) Regulations, the Regulations Implementing the United Nations Resolutions on Haiti, the Special Economic Measures (Moldova) Regulations, the Special Economic Measures (Nicaragua) Regulations, the Special Economic Measures (Sri Lanka) Regulations, the Special Economic Measures (Guatemala) Regulations, the Special Economic Measures (Zimbabwe) Regulations, the Regulations Implementing the United Nations Resolutions and Imposing Special Economic Measures on Libya, the Special Economic Measures (Democratic People’s Republic of Korea) Regulations, the Special Economic Measures (Syria) Regulations, the Special Economic Measures (Venezuela) Regulations, the Special Economic Measures (Iran) Regulations, the Freezing of Assets of Corrupt Foreign Officials (Tunisia) Regulations, the Regulations Implementing the United Nations Resolutions on Iraq, the Freezing Assets of Corrupt Foreign Officials (Ukraine) Regulations, the Special Economic Measures (Russia) Regulations, the Special Economic Measures (Ukraine) Regulations, the Regulations Implementing the United Nations Resolutions on the Central African Republic, the Regulations Implementing the United Nations Resolutions on Yemen, the Special Economic Measures (South Sudan) Regulations, the Regulations Implementing the United Nations Resolutions on South Sudan, the Special Economic Measures (Extremist Settler Violence) Regulations and the Special Economic Measures (Hamas Terrorist Attacks) Regulations (collectively, the “Trade Sanctions”). The Purchaser (and each beneficial purchaser, if any) acknowledges that the Company may in the future be required by law to disclose the name and other information of the Purchaser and the beneficial purchaser, if any, related to the acquisition of the Purchaser’s Securities hereunder, on a confidential basis, pursuant to the Trade Sanctions;

(l)	Resale Restrictions. The Purchaser, and each beneficial purchaser, if any, for whom it is acting as trustee or agent, have been advised to consult their own legal advisors with respect to trading in the Securities with respect to the resale restrictions imposed by the Securities Laws of the province in which the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, to resell such securities, that the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, is solely responsible to find out what these restrictions are and the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it (or any beneficial purchaser for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws. The physical certificate evidencing the Securities may bear legends denoting such restrictions;

(m)	Compliance with Resale Restrictions. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, fully understands the restrictions on resale on the Purchaser’s Securities and will not resell the Purchaser’s Securities except in accordance with the provisions of applicable Securities Laws;

(n)	Company or Unincorporated Organization. If the Purchaser, and each beneficial purchaser, if any, for whom it is acting as trustee or agent, is a corporation or a partnership, syndicate, trust, association, or any other form of unincorporated organization or organized group of persons, the Purchaser or such beneficial purchaser was not created or being used solely to permit purchases of or to hold securities without a prospectus in reliance on a prospectus exemption or exemption from the registration requirements of the U.S. Securities Act;

(o)	Absence of Offering Memorandum or Similar Document. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document describing the business and affairs of the Company (other than this Subscription Agreement), nor has any document been prepared for delivery to, or review by, prospective purchasers in order to assist them in making an investment decision in respect of the Securities being offered under the Offering;

(p)	Absence of Advertising. The offering and sale of the Units to the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, was not made or solicited through, and the Purchaser and each such beneficial purchaser is not aware of, any general solicitation or general advertising with respect to this Offering, or any directed selling efforts within the meaning of Regulation S, including advertisements, articles, notices or other communications published in any printed public media, radio, television or telecommunications, including electronic display (such as the Internet, including but not limited to the Company’s website), or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)	No Undisclosed Information. The decision of the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, to tender this Subscription Agreement and acquire the Purchaser’s Securities has not been made as a result of any oral or written representation (other than this Subscription Agreement) as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon this Subscription Agreement and publicly available information relating to the Company. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has relied only on the information contained in this Subscription Agreement and publicly available information relating to the Company in making the decision to subscribe for the Purchaser’s Securities hereunder. Except as set forth in this Subscription Agreement, no representation, (written or oral) has been made to the Purchaser or any beneficial Purchaser, if any, for whom the Purchaser is acting as trustee or agent, by or on behalf of the Company or any Agent with respect to the Offering or the purchase of the Units;

(r)	Investment Suitability. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser’s Securities and is able to bear the economic risk of and can afford the total loss of such investment;

(s)	Not an Insider. The purchase of the Purchaser’s Securities hereunder is not a transaction in which any shareholder of the Company, or any beneficial owner of securities carrying more than 10% of the voting rights attaching to all outstanding voting securities of the Company, has a direct or indirect beneficial interest, unless the Purchaser has otherwise notified the Company;

(t)	Not a “Control Person”. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is not a “control person” of the Company, as that term is defined in applicable Securities Laws, and will not become a “control person” of the Company by virtue of the purchase of the Purchaser’s Securities under this Subscription Agreement and does not act or intend to act in concert with any other person to form a control group in respect of the Company, unless the Purchaser has otherwise notified the Company;

(u)	Other Documents. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, will execute and deliver any other documents required by applicable Securities Laws to permit the purchase of the Purchaser’s Securities on the terms herein set forth which the Company reasonably requests;

(v)	Personal Information. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges that this Subscription Agreement requires the Purchaser to provide certain Personal Information to the Company and its agents and advisers as reasonably necessary in connection with the proposed Offering. Such information is being collected and will be used by the Company for the purposes of completing the proposed Offering of Units, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Purchaser’s Securities under applicable Securities Laws, the U.S. Securities Act and applicable state securities laws and completing filings required by the Securities Commissions and under the U.S. Securities Act and applicable state securities laws. The Purchaser agrees that the Purchaser’s Personal Information may be disclosed by the Company to: stock exchanges and applicable securities regulatory authorities; the Company’s registrar and transfer agent; the Canada Revenue Agency or other taxing authorities; and any of the other parties involved in the proposed Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Purchaser consents to the foregoing collection, use, and disclosure of the Purchaser’s Personal Information. The Purchaser also consents to the filing of copies or originals of any of the Purchaser’s documents described in Section 3 hereof as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of the beneficial purchaser, if any; and

(w)	Compliance with United States Securities Laws. If the Purchaser is a U.S. Purchaser, then in addition to the other representations and warranties contained herein, the Purchaser represents and warrants that:

(i)	the Purchaser is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and it acknowledges that the Company has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

(ii)	unless the Purchaser has executed and delivered Schedule D hereto (in which case it makes the representations and warranties set forth therein), the Purchaser or any person for whom it is acting is not in the United States or a U.S. Person and is not acquiring the Securities for the account or benefit of a U.S. Person or a person in the United States or for resale in the United States and confirms that the Securities have not been offered to the Purchaser in the United States and that this Subscription Agreement has not been signed in the United States;

(iii)	neither the Purchaser nor any person for whom it is acting will offer, sell or otherwise dispose of the Securities in the United States unless the Company has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with an exemption from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states of the United States or the Company has filed, and the U.S. Securities and Exchange Commission has declared effective, a registration statement in respect of such securities; and

(iv)	the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, has duly completed and delivered to the Company the Subscriber Certificate appended hereto as Schedule D and represents and warrants set forth therein.

(x)	International Purchasers. If the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, is a resident of a country other than Canada and is not a U.S. Purchaser (an “International Jurisdiction”) then in addition to the other representations and warranties contained herein, the Purchaser represents and warrants that:

(i)	the Purchaser is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this Subscription Agreement, if any;

(ii)	the Purchaser is purchasing the Purchaser’s Securities pursuant to exemptions from the prospectus, financial promotion and registration requirements under the applicable securities laws of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Purchaser’s Securities under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption;

(iii)	the applicable securities laws of the International Jurisdiction do not require the Company to file a prospectus, offering memorandum or similar document or to register or qualify the distribution of the Securities or for the Company to be registered with or to make any filings or seek any approvals of any kind whatsoever from any governmental or regulatory authority of any kind whatsoever in the International Jurisdiction;

(iv)	the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Purchaser’s Securities to the Purchaser complies with all applicable laws of the Purchaser’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any continuous disclosure, prospectus or other periodic filing or reporting requirements under any such applicable laws; and

(v)	the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, has duly completed and delivered to the Company the Subscriber Certificate appended hereto as Schedule C and represents and warrants set forth therein.

The Purchaser and each beneficial purchaser, if any, for whom it is acting as trustee or agent, acknowledges and agrees that the foregoing representations and warranties, and the acknowledgments made in Section 10 hereof, are made by it with the intention that they may be relied upon by the Company and its counsel in determining the Purchaser’s eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchaser’s Securities under the Securities Laws and other applicable securities laws. The Purchaser and each beneficial purchaser further agrees that by accepting delivery of the Purchaser’s Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Time with the same force and effect as if they had been made by the Purchaser at the Closing Time and that they shall survive the purchase by the Purchaser of the Purchaser’s Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser or the beneficial purchaser of the Purchaser’s Securities. The Purchaser and the beneficial purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser or beneficial purchaser set out in this Subscription Agreement which takes place prior to the Closing Time. If the Purchaser is acquiring the Units for the account or benefit of one or more investor accounts, the Purchaser represents and warrants that it has the sole investment discretion with respect to each such investor account and that it has full power and authority to make the foregoing representations and warranties and the acknowledgments in Section 10 hereof.

10. Purchaser’s Acknowledgements. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting, acknowledges and agrees that:

(a)	this Subscription Agreement is subject to rejection or acceptance by the Company, in whole, and is effective only upon acceptance by the Company;

(b)	no agency, securities commission, governmental authority, regulatory body, stock exchange or other entity has reviewed or passed on, made any finding or determination as to the merit for investment of, nor have any such agencies, securities commissions or governmental authorities made any recommendation or endorsement with respect to the Securities or the Offering; there is no government or other insurance covering the Securities; and there are risks associated with the purchase of the Securities;

(c)	the purchase of the Purchaser’s Securities has not been or will not be (as applicable) made through, or as a result of, and the distribution of the Purchaser’s Securities is not being accompanied by, a general solicitation or advertisement including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(d)	in the case of any Purchaser or beneficial purchaser in Canada, no prospectus or other offering document has been filed by the Company with a securities commission or other securities regulatory authority in any province of Canada, or any other jurisdiction in or outside of Canada in connection with the issuance of the Securities and such issuance is exempt from the prospectus requirements otherwise applicable under the provisions of Securities Laws and, as a result, in connection with its purchase of the Purchaser’s Securities hereunder, as applicable:

(i)	the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus and that the Purchaser and each beneficial purchaser, if any, is restricted from using most of the protections, rights and remedies available under Securities Laws including, without limitation, statutory rights of rescission or damages;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, will not receive information that may otherwise be required to be provided to the Purchaser and each beneficial purchaser, if any, under applicable Securities Laws or contained in a prospectus prepared in accordance with applicable Securities Laws; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under such applicable Securities Laws.

(e)	the Securities are being offered for sale only on a “private placement” basis;

(f)	the Purchaser has received a copy of the Term Sheet attached hereto as Schedule A, setting out the principal terms of the offering;

(g)	all costs and expenses incurred by the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting, (including any fees and disbursements of legal counsel retained by the Purchaser or any beneficial purchaser) relating to the purchase of the Purchaser’s Securities shall be borne solely by the Purchaser or the beneficial purchaser;

(h)	in purchasing the Purchaser’s Securities, the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has relied solely upon this Subscription Agreement and publicly available information relating to the Company and not upon any other document or verbal or written representation as to any fact or otherwise made by or on behalf of the Company or any employee, agent or affiliate thereof or any other person associated therewith. The Company’s counsel, Bennett Jones, does not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information upon which the Purchaser’s or the beneficial purchaser’s, if any, investment decision has been made. The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting, is not relying upon anyone to conduct any due diligence investigation on behalf of the Purchaser concerning the Offering, the Securities, the Company’s business, management, financial position, condition or prospects. The Company’s counsel, Bennett Jones, is entitled to the benefit of this subsection;

(i)	the Securities will be subject to certain resale restrictions under the Securities Laws and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions. For purposes of complying with the Securities Laws, including National Instrument 45-102 – Resale of Securities, the Purchaser and each beneficial purchaser, if any, for whom it is acting as trustee or agent, understands and acknowledges that upon the issuance of the Securities, all the certificates representing the Securities shall bear, as applicable and in addition to any legends set forth on Schedule D (if applicable), a legend substantially in the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

(j)	no person has made any written or oral representations: that any person will resell or repurchase the Purchaser’s Securities; that any person will refund the Purchase Price or as to the future price or value of the Securities;

(k)	the original Purchaser may not engage in any hedging transactions involving the Purchaser’s Securities or resell or otherwise transfer the Securities to U.S. Persons or to persons in the United States or to or for the account or benefit of U.S. Persons or persons in the United States, except in compliance with the U.S. Securities Act and applicable state securities legislation;

(l)	unless the Purchaser has executed and delivered Schedule D hereto: (i) is not, and is not purchasing the Purchaser’s Securities on behalf of (as agent or otherwise), or for the account or benefit of, a person in the United States or a U.S. Person; (ii) was not offered or sold the Purchaser’s Securities in the United States; (iii) did not, nor did its authorized signatory, receive, execute or deliver this Subscription Agreement inside the United States; and (iv) acknowledges, or if applicable, each person for whom it is contracting hereunder, acknowledges, that it has not purchased the Securities as a result of any directed selling efforts, as such term is used in Regulation S, or any general solicitation or general advertising, as such terms are defined in Regulation D promulgated under the U.S. Securities Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(n)	the Purchaser is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the offer, sale and issuance of the Securities, the execution, delivery and performance by it of this Subscription Agreement, applicable tax considerations and the applicable hold periods and resale restrictions imposed in respect of the Securities by applicable securities legislation and regulatory policies, and confirms that it (and any disclosed principal, if applicable) is not relying on the Issuer or counsel to any of them in this regard. The Purchaser is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(o)	the Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders of the Company, including the Purchaser, and there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development;

(p)	Bennett Jones is acting solely as counsel to the Company and not as counsel to the Purchaser;

(q)	in purchasing the Purchaser’s Securities, the Purchaser (and, if applicable, the beneficial purchaser, if any) is not relying upon anyone to conduct any due diligence investigation on behalf of the Purchaser concerning the Offering, the Purchaser’s Securities, or the Company’s business, management, financial position, condition or prospects;

(r)	the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has had the opportunity to review this Subscription Agreement and the Schedules attached hereto and the transactions contemplated by this Subscription Agreement and fully understands the same; and

(s)	the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchaser’s Securities.

11. Further Acknowledgements of the Purchaser. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, hereby acknowledges, agrees, and consents to:

(a)	the disclosure of Personal Information to each of the Company, the Securities Commissions and any other securities commission pursuant to applicable securities legislation; and

(b)	the collection, use, and disclosure of Personal Information by the Company for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Company’s business.

If the Purchaser is resident in or otherwise subject to the Securities Laws of the Province of Ontario, the Purchaser acknowledges and agrees that the Purchaser has been notified by the Company: of the delivery to the Ontario Securities Commission (the “OSC”) of Personal Information pertaining to the Purchaser, including, without limitation, the full name, residential address and telephone number of the Purchaser, the number and type of securities purchased and the total Purchase Price paid in respect of the Purchaser’s Securities; that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and that the title, business address and business telephone number of the public official in Ontario who can answer questions about the OSC’s indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, ON M5H 3S8, Telephone: (416) 593-8086, Facsimile: (416) 593-8252.

If the Purchaser is resident in or otherwise subject to the Securities Laws of the Province of British Columbia, the Purchaser acknowledges: (i) that the British Columbia Securities Commission (“BCSC”) will publish part of Form 45-106F6, which is required to be filed under NI 45-106, on its website (including the Personal Information about non-individual Purchasers) and allow for the inspection of the full form (including the Personal Information about individual Purchasers) at the BCSC’s office; (ii) that the disclosure of such Personal Information; and (iii) that questions about such indirect collection of information by the BCSC should be directed to the following telephone number (604) 899-6854 or 1-800-373-6393 (toll free access across Canada) or by facsimile at (604) 899-6506 or in person or writing at P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC, V7Y 1L2.

12. Purchaser’s Covenants. If the Company has reason to believe the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent does not qualify as an “accredited investor” under applicable Securities Laws, the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent covenants and agrees to provide information as reasonably requested by the Company to verify that the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent qualifies as an accredited investor, which information may include, without limitation, financial records of the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent.

13. No Revocation. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, agrees that this Subscription Agreement is made for valuable consideration and, following the Closing, may not be withdrawn, cancelled, terminated, or revoked by the Purchaser without the consent of the Company.

14. Indemnity. The Purchaser, on its own behalf, and, if applicable, on behalf of each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, agrees that the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, shall indemnify and hold harmless the Company and its respective directors, officers, employees, agents, advisors, counsel and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation, warranty or acknowledgement of the Purchaser made on its own behalf, and, if applicable, on behalf of each beneficial purchaser for whom it is acting as trustee or agent, contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser or any beneficial purchaser for whom it is acting as trustee or agent, to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company in connection herewith. With respect to any indemnified person who is not a party to this Subscription Agreement, it is the intention of the Purchaser and each beneficial purchaser for whom it is acting as trustee or agent, if any, to constitute the Company as trustee for such indemnified persons of the rights and benefits of this Section 14 and the Company agrees to accept such trust and to hold the rights and benefits of this Section 14 in trust for and on behalf of each such indemnified person. The Company agrees that it shall indemnify and hold harmless the Purchaser, and, if applicable, each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, and their respective directors, officers, employees, agents, advisors, counsel and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation, warranty or acknowledgement of the Company contained herein or in any document furnished by the Company to the Purchaser in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any document furnished by the Company to the Purchaser in connection herewith.

15. Modification. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

16. Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that this Subscription Agreement shall not be assignable by the Company without the prior written consent of the Purchaser. For greater certainty this Subscription Agreement may be transferred or assigned by the Purchaser to any of its affiliates without the prior written consent of the Company, subject to compliance with applicable laws (including, without limitation, applicable Securities Laws), and effective upon notice the Company.

17. Change in Information. The Purchaser, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, agrees that the representations, warranties and covenants of the Purchaser herein will be true and correct both as of the Purchaser’s execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Purchaser herein are made with the intent that they be relied upon by the Company and its counsel in determining the eligibility of a purchaser of Units and the Purchaser agrees to indemnify and save harmless the Company and its affiliates, shareholders, directors, officers, employees, counsel and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Purchaser undertakes to immediately notify the Company at LEEF Brands Inc., Suite 2500 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, Canada, Attention: Kevin Wilson, email: kevin@leefca.com of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

18. Miscellaneous and Counterparts. All representations, warranties, agreements, and covenants made or deemed to be made by the Purchaser (and, if applicable, others for whom it is contracting hereunder) herein will survive the execution and delivery, and acceptance, of this Subscription Agreement and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document.

19. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

20. Electronic Subscriptions. The Company shall be entitled to rely on delivery by electronic means of an executed copy of this Subscription Agreement (including, the applicable Subscriber Certificate), and acceptance by the Company of such electronic copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

21. Entire Agreement. This Subscription Agreement (including the Schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only.

22. Language. In connection with the proposed offering of Units, the undersigned hereby requests that all documentation available, including the Subscription Agreement, be prepared and forwarded in the English language only. Dans le cadre du placement propose de reçu de souscription de LEEF Brands Inc., le soussigné consent par les présentes à ce que la documentation relative à ce placement proposé, y compris la convention de souscription, soit rédigée et soumise en la langue anglaise seulement.

23. Time of Essence. Time shall be of the essence of this Subscription Agreement.

24. Currency. All dollar amounts referred to in this Subscription Agreement are in U.S. dollars, unless otherwise indicated.

25. Further Assurances. Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Subscription Agreement.

26. Singular and Plural, etc. Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine, and neuter genders.

27. Headings. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

28. Notices. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein; shall be given in writing by (i) recognized local same day or next day delivery courier, (ii) when sent by electronic mail (without receipt of any transmission error message), or (iii) Federal Express or other similar internationally recognized overnight delivery service, in each instance, with receipt requested; shall be deemed to have been given on the earlier to occur of the date of actual delivery, or one day after delivered to Federal Express or other similar internationally recognized overnight delivery service for next day delivery; and shall be addressed, in the case of the Purchaser, to the address of the Purchaser indicated on the signature page hereto, and in the case of the Company, to the address indicated on the instruction page, or in each case, to such other address as may be designated in writing by either party pursuant to this Section.

[remainder of page intentionally left blank]

SCHEDULE A

TERM SHEET

Issuer	LEEF Brands Inc. (the “Company”)

Offering	Up to USD $3.0 million of Units (the “Offering”)

Issue Price	CAD $0.25 per Unit.

Units	Each “Unit” shall consist of: (a) one common share of the Company (each, a “Common Share”); and (b) one warrant entitling the holder thereof to purchase one Common Share on the terms set out therein (each, a “Warrant”).

Warrants	Each Warrant shall: 1. entitle the holder thereof to purchase one Common Share at an exercise price of CAD $0.30 per Common Share; and 2. expire 24 months from the date of issuance.

Voting	Holders of Common Shares are entitled to one vote per common share at all meetings of the Company’s shareholders.

Dividends	Holders of Common Shares are entitled to receive dividends as and when declared by the directors of the Company.

Use of Proceeds	Proceeds of the Offering shall be used primarily for commencement and support of operations at the farm known as Salisbury Canyon Ranch.

Closing	On or about March 12, 2026 (the “Closing”).

Agent	The Company may pay participating securities dealers a fee, commensurate with prevailing industry norms, in cash and/or warrants.

Hold Period

The Units issued in the Offering will be subject to a four month hold period under provincial securities laws in Canada and the Canadian Securities Exchange (“CSE”) policies, and may be subject to additional resale restrictions based upon the jurisdiction in which the Purchaser is resident.

The Units have not been and will not be registered under the United States Securities Act of 1933, as amended, or the securities laws of any state of the United States, and may not be offered or sold to any person who is a U.S. Purchaser absent registration or an exemption from applicable registration requirements.

The Purchaser is advised to consult its own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Conditions

Closing of the Offering is subject to the following:

1. Receipt of applicable corporate, regulatory and other third party approvals, including the CSE.

2. Completion by the Company, the Purchaser and their respective advisors of “due diligence” investigations satisfactory to the parties in their respective sole discretion.

3. No material adverse change in the affairs of the Company having occurred.

Definitive Agreement	To effect the Offering, the Company and the Purchaser shall enter into a definitive subscription agreement and related agreements, which shall contain the terms, conditions, representations, warranties and covenants set out in this Term Sheet and such other the terms, conditions, representations, warranties and covenants as are customary for transactions of the nature and magnitude contemplated herein (collectively, the “Definitive Agreement”). The Company and the Purchaser shall use commercially reasonable efforts to enter into the Definitive Agreement by Closing.

Confidentiality	This Term Sheet is subject to the Confidentiality Agreement entered into between the Purchaser and the Company, and accordingly the existence, status and terms of the parties’ negotiations and agreements regarding the Offering will be kept confidential.

SCHEDULE B

Accredited Investor Status Certificate

Capitalized terms not specifically defined in this Schedule B have the meanings ascribed to them in the Subscription Agreement to which this Schedule B is attached.

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser, on its own behalf and on behalf of each of the beneficial purchasers for whom the Purchaser is acting (collectively, the “Purchaser”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)	the Purchaser is resident in or otherwise subject to the securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b)	the Purchaser is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Purchaser is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Purchaser was not created or is not used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(e)	if the Purchaser is an individual and does not meet the criteria set out in subparagraph (j.1) of this Schedule B, it has duly completed and executed a copy of the Risk Acknowledgement Certificate in the form attached hereto as Appendix I to this Schedule B;

(f)	upon execution of this Schedule B by the Purchaser, this Schedule B shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

(a.1)

in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)

a subsidiary of any person referred to in paragraphs (a), (a.1) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

-B2-

☐	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, except in Ontario as otherwise prescribed by the regulations under the Securities Act (Ontario);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)

an individual formerly registered under the securities legislation of a jurisdictio of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000 (note: check only if you do not qualify under option (j.1) immediately below);

[PLEASE ALSO COMPLETE SECTIONS 2-4 OF APPENDIX I]

☐	(j.1)

an individual who beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $5,000,000 (note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialled);

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[PLEASE ALSO COMPLETE SECTIONS 2-4 OF APPENDIX I]

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF APPENDIX I]

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

-B3-

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(c)	“control person” means

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

-B4-

(d)	“director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(g)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(h)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j)	“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the distribution or trade is actively involved in the business of the issuer;

(k)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

-B5-

(l)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(m)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;

(n)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(o)	“person” includes

(i) an individual;

(ii) a corporation;

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(p)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(q)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(r)	“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(s)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Under NI 45-106 a person or company is an affiliate of another person or company if one is a subsidiary of the other, or if each of them is controlled by the same person or company.

-B6-

Under NI 45-106 and except under Part 2 Division 4 of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or, directly or indirectly, exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

Under NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

Under NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

DATED:	SIGNED:

Witness (if Purchaser is an individual)

Print the name of witness	Print the name of Purchaser

If Purchaser is not an individual, print name and title of authorized signing officer

-B7-

APPENDIX I TO SCHEDULE B

RISK ACKNOWLEDGEMENT CERTIFICATE

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: LEEF Brands Inc.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss – You could lose your entire investment of $__________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

LEEF Brands Inc.
Suite 2500 Park Place, 666 Burrard Street

Vancouver, BC V6C 2X8

Contact person: Kevin Wilson
Email: kevin@leefca.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

-B8-

SCHEDULE C

FOREIGN PURCHASER’S CERTIFICATE

(Residents of Jurisdictions other than Canada and Non-U.S. Purchasers)

TO:	LEEF BRANDS INC. (the “Company”)

Capitalized terms not specifically defined in this Schedule C have the meanings ascribed to them in the Subscription Agreement to which this Schedule C is attached.

In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser, on its own behalf and on behalf of each of the beneficial purchasers for whom the Purchaser is acting, hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

1.	it is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (“Authorities”) having application in its jurisdiction of residence or by which it is otherwise governed (the “International Jurisdiction”) that would apply to this subscription, if there are any;

2.	it is purchasing the Securities pursuant to exemptions from any substantive or procedural requirements (including without limitation exemptions from prospectus or registration requirements or equivalent requirements) under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

3.	by committing to acquire the Securities, it has obtained all necessary consents and authorizations to enable it to agree to subscribe for the Securities and to perform its obligations under this Subscription Agreement and it has otherwise observed the laws and regulatory requirements of the International Jurisdiction, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in such International Jurisdiction in connection with its acceptance and it has not taken any action which will or may result in the Company acting in breach of any regulatory or legal requirements of any territory or jurisdiction in connection with the Offering;

4.	the applicable laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals or exemptions of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the sale of the Securities;

5.	the purchase of the Securities by the Purchaser does not trigger: (a) any obligation to prepare and file a prospectus or similar document, (b) any other report with respect to such purchase in the International Jurisdiction or (c) any continuous disclosure reporting obligation of the Company in the International Jurisdiction;

6.	it will provide such evidence of compliance with all such matters as the Company or its counsel may request and it will, if requested by the Company, deliver to the Company, as applicable, a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs 2, 3 and 4 above to the satisfaction of the Company, as the case may be;

7.	upon execution of this Schedule C by or on behalf of the Purchaser, this Schedule C shall be incorporated into and form a part of the Subscription Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Subscription Agreement to which this Schedule C is attached;

8.	if any representations and warranties contained in this Schedule C shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time;

9.	The Subscriber has no intention to sell or distribute either directly or indirectly any of the Purchased Securities in Canada; and

10.	The Subscriber’s purchase of the Purchased Securities is not part of a plan or scheme to avoid the prospectus requirements in connection with a distribution to a person or company in Canada.

-C2-

DATED:	SIGNED:

Witness (if Purchaser is an individual)

Print the name of witness	Print the name of Purchaser

If Purchaser is not an individual, print name and title of authorized signing officer

Address of Purchaser

Address of Purchaser (cont’d)

SCHEDULE D

U.S. PURCHASER’S CERTIFICATE

TO: LEEF BRANDS INC. (the “Company”)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof to which this Schedule D is attached (the “Subscription Agreement”). Upon execution of this Subscriber Certificate by the Purchaser, this Subscriber Certificate will be incorporated into and form a part of the Subscription Agreement. Capitalized terms not specifically defined in this Schedule D have the meanings ascribed to them in the Subscription Agreement to which this Schedule D is attached.

In connection with the purchase of the Purchaser’s Securities by the Purchaser, the Purchaser represents, warrants and covenants and certifies to the Company and acknowledges that the Company is relying thereon that:

(a)	the Purchaser is purchasing the Units comprised of Common Shares and Warrants (and the underlying Warrant Shares) (collectively, the “Securities”) for its own account (or for the account or one or more beneficial purchasers over which the Purchaser has sole investment discretion) and the Securities are being purchased for investment purposes only and not with a view to resale or distribution or for the account or benefit of anyone other than the Purchaser (or such beneficial purchaser). The Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)	the Purchaser understands and acknowledges that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of Securities to it are being made in reliance upon the exemption from registration provided by Rule 506(b) of Regulation D under the U.S. Securities Act and similar exemptions under applicable state securities laws;

(c)	the Purchaser (and any beneficial purchaser) is an “accredited investor”, within the meaning of Rule 501(a) of Regulation D (a “U.S. Accredited Investor”), and satisfies the category of U.S. Accredited Investor set forth below:

(PLEASE CHECK THE BOX FOR THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR AND EXECUTE THIS CERTIFICATE ON THE LAST PAGE HEREOF. PLEASE INITIAL “P” BESIDE THE CATEGORY FOR THE PURCHASER AND “BP” BESIDE THE CATEGORY FOR THE BENEFICIAL PURCHASER.)

_____Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_____Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

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_____Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

_____Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

_____Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

_____Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_____Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_____Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

_____Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1976, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of U.S. $5,000,000; or

_____Category 12.	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act;

_____Category 13.	Any director or executive officer of the Company; or

_____Category 14.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000 (for purposes of calculating net worth: (i) a person’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability) and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of sale of the Securities shall be included as a liability); or

_____Category 15.	A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____Category 16.	An entity in which all of the equity owners are U.S. Accredited Investors;

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(d)	the Purchaser acknowledges that it has not purchased the Securities as a result of any form of “general solicitation” or “general advertising” within the meaning of Regulation D under the U.S. Securities Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio, television, or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(e)	the Purchaser understands and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, and that if it decides to offer, sell, pledge or otherwise transfer the Securities, it may not offer, sell, pledge or otherwise transfer any of such Securities, directly or indirectly, unless the transfer is made:

(i)	to the Company;

(ii)	outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)	in compliance with (A) Rule 144A under the U.S. Securities Act, if available, or (B) Rule 144 under the U.S. Securities Act, if available, and, in each case, in compliance with applicable state securities laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws; and

the Purchaser has prior to any transfer pursuant to clauses (iii)(B) or (iv) (and, if required by the Company or any transfer agent for the Securities, clause (ii)) above furnished to the Company (and the transfer agent, if applicable) an opinion of counsel of recognized standing, or other evidence, reasonably satisfactory to the Company to the effect that such transfer does not require registration under the U.S. Securities Act or applicable state securities laws;

(f)	the Purchaser and each beneficial purchaser for whom it is acting acknowledge and agree that upon the original issuance thereof, and until such time as the same is not required under applicable requirements of the U.S. Securities Act and applicable state securities laws, the certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY [OR ISSUABLE IN EXCHANGE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF LEEF BRANDS INC. THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO LEEF BRANDS INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE REASONABLY SATISFACTORY TO LEEF BRANDS INC. MUST FIRST BE PROVIDED.”

provided, that if Securities are being sold under clause (B) above, the legend set forth above may be removed by providing a declaration to the Company and any transfer agent for the Securities, in the form attached as Appendix I to this Schedule D (or in such form as the Company may from time to time prescribe), together with any other evidence reasonably satisfactory to the Company that may be required by the Company or any transfer agent for the Securities, which evidence may include, without limitation, an opinion of counsel of recognized standing, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act;

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notwithstanding the foregoing, the Company’s transfer agent, if any, may impose additional requirements for the removal of legends from Securities sold in accordance with Rule 904 of Regulation S under the U.S. Securities Act in the future; and

provided, further, that if any such Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, or in a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the above legend may be removed by delivery to the Company or any duly appointed transfer agent for the Securities of an opinion of counsel, of recognized standing, reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(g)	the Purchaser (and any beneficial purchaser) consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer with respect to the Securities set forth and described herein;

(h)	the Purchaser (and any beneficial purchaser) acknowledges and agrees that the Warrants may not be exercised by or on behalf of a U.S. Person or a person in the United States unless an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available to the holder and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonable satisfactory to the Company to such effect; provided, however, that a U.S. Accredited Investor that purchased the Warrants in the Offering and completed this U.S. Purchaser’s Certificate will not be required to deliver an opinion of counsel in connection with its exercise of the Warrants, at a time when it is a U.S. Accredited Investor;

(i)	the Purchaser (and any beneficial purchaser) understands and acknowledges that the Company has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States;

(j)	the Purchaser (and any beneficial purchaser) has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

(k)	the Purchaser (and any beneficial purchaser) has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(l)	the office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Securities is the address listed as the “Purchaser’s Address” on the signature page of the Subscription Agreement;

(m)	the Purchaser understands and acknowledges that if the Company were to ever be deemed to be, or to have at any time previously been, an issuer with (i) no or nominal operations and (ii) no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may be unavailable with respect to resales of the Securities, and the Company is under no obligation to take, and has no present intention of taking, any required action in order to make Rule 144 under the U.S. Securities Act available with respect to resales of the Securities;

(n)	the Purchaser (and any beneficial purchaser) is aware that (i) purchasing, holding and disposing of the Securities may have tax consequences under the laws of both Canada and the United States, (ii) the tax consequences for prospective investors who are resident in, or citizens of, the United States are not described in this Subscription Agreement, and (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such securities; in particular, no determination has been made whether the Company will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”);

(o)	the Purchaser is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Company is organized under the laws of Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Company and such persons may be located outside the United States;

(p)	the Purchaser (and any Disclosed Principal) understands and agrees that the financial statements of the Company have been prepared in accordance with International Financial Reporting Standards and are subject to Canadian auditing standards and auditor independence standards, which differ in some respects from United States generally accepted accounting principles, auditing standards and auditor independence standards, respectively, and thus may not be comparable to financial statements of United States companies; and

(q)	it acknowledges that the representations, warranties and covenants contained in this Schedule D are made by it with the intent that they may be relied upon by the Company in determining its eligibility to purchase the Securities.

[signature page follows]

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The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated: ________________________________________	Signed: ______________________________________

Witness (If Purchaser is an Individual)	Print Name of Purchaser

Print Name of Witness	If Purchaser is not an Individual, Print Name and Title of Authorized Signing Officer

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APPENDIX I TO SCHEDULE D

DECLARATION FOR REMOVAL OF LEGEND

TO:	The transfer agent for LEEF Brands Inc.
AND TO:	LEEF Brands Inc.

The undersigned (a) acknowledges that the current sale of ____________ of LEEF Brands Inc. (the “Company”) to which this declaration relates, represented by certificate number ________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Company, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange or the TSX Venture Exchange (or another designated offshore securities market) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise defined herein, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________________________
Name of Seller

By:
Name:
Title:

LEEF BRANDS INC.

SUBSCRIPTION AGREEMENT

INSTRUCTION PAGE

☐ Complete and sign pages 2 and 3 of the Subscription Agreement.

☐ Complete the appropriate Schedule to the Subscription Agreement.

☐ If you are resident in Canada and purchasing under the “Accredited Investor” exemption, complete and sign Schedule B – Accredited Investor Status Certificate attached to the Subscription Agreement. If you are subscribing as an individual and you do not meet the criteria set out in subparagraph (j.1) of the Accredited Investor Status Certificate, complete and sign Appendix I – Risk Acknowledgement Certificate attached to Schedule B.

☐ If you are not resident in Canada or a U.S. Purchaser (as defined below), complete and sign Schedule C – Foreign Purchaser’s Certificate attached to the Subscription Agreement.

☐ If you are a person who is (i) in the United States, (ii) a U.S. Person, (iii) purchasing the Purchaser’s Securities for the account or benefit of a person that is in the United States or a U.S. Person, (iv) a person that received an offer to purchase the Purchaser’s Securities while in the United States or (v) a person that executed this Subscription Agreement while in the United States (collectively, a “U.S. Purchaser”), then complete and sign Schedule D – U.S. Purchaser’s Certificate attached to the Subscription Agreement.

(Note: See Section 3 of the Subscription Agreement for further details)

Deliver a completed and originally executed copy of this Subscription Agreement and a bank draft or wire transfer to “LEEF Holdings, Inc.”, at the street address, email address and/or bank account below, by no later than 4:00 p.m. (Toronto time) on [_], 2026:

175 North Lenore Ave.

Willits, California 95490

Attention: Kevin Wilson

Email: kevin@leefca.com

Wire Instructions

Beneficiary Name	LEEF Holdings, Inc. 175 North Lenore Ave. Willits, California 95490

Beneficiary Bank Name	East West Bank

Account Number	8420004569

Routing Number	322070381

Beneficiary Account No.	8420004569

Swift Code Bank Address	EWBKUS66XXX 9300 Flair Drive, 4th Fl. El Monte, California 91731

SUBSCRIPTION AGREEMENT

A completed and originally executed copy of this Subscription Agreement, including all applicable schedules hereto, must be delivered in hard copy or electronically, by no later than 4:00 p.m. (Toronto time) on [_], 2026 to: LEEF Holdings, Inc., 175 North Lenore Avenue, Willits, California, Attention: Kevin Wilson.

TO:	LEEF Brands Inc. (the “Company”)

The undersigned (the “Purchaser”), on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase the number of preferred shares (the “Preferred Shares”) of the Company set out below, at a price of CAD $0.38 per Preferred Share, subject to the following terms and conditions. Each Preferred Share is convertible into one Common Share of the Company (each, a “Conversion Share”) at a conversion price of CAD $0.38 per Common Share. This subscription agreement, which for certainty includes and incorporates the attached Terms and Conditions of Subscription (the “Terms and Conditions of Subscription”) and the schedules attached hereto, are collectively referred to as the “Subscription Agreement”. A Term Sheet with respect to the offering is attached hereto Schedule A. The Accredited Investor Status Certificate attached hereto as Schedule B, the Foreign Purchaser’s Certificate attached hereto as Schedule C and the U.S. Purchaser’s Certificate attached hereto as Schedule D, are each referred to in the Subscription Agreement as a “Subscriber Certificate” and collectively referred to in the Subscription Agreement as the “Subscriber Certificates”. The Purchaser, on its own behalf, and, if applicable, on behalf of each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, agrees to be bound by the Terms and Conditions of Subscription, including without limitation the representations, warranties and covenants set forth in the schedules attached thereto, and the representations, warranties and covenants set forth in the applicable Subscriber Certificate, and acknowledges and agrees, without limitation, that the Company and its counsel may rely on the Purchaser’s representations, warranties and covenants contained in the Subscription Agreement.

Issuer: LEEF Brands Inc.	Issue: Preferred Shares
Issue Price Per Preferred Share:	CAD $0.38
Total Purchase Price (USD):[1]	$
Number and kind of securities of the Company currently owned (directly or indirectly)
Registrant (Y/N) (for Purchasers resident in British Columbia only)

DATED this 12th day of March, 2026.

[1]	The number of Preferred Shares to be delivered to the Purchaser will be determined using the USD:CAD exchange rate published by the Bank of Canada on a date that is no more than two business days prior to the Closing Time. The total number of Preferred Shares issued will be rounded down to the nearest whole number. No fractional Preferred Shares shall be issued.

Name and Address of Purchaser
(Name of Purchaser - please print)	(Purchaser’s Address)
by
Authorized Signature	(Address)

(Official Capacity or Title – please print)	(Telephone Number)

(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.)	(Email Address)

Details of Beneficial Purchaser (i.e. party for whom the undersigned is contracting, if not the same as the Purchaser identified above). If the Purchaser is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, please ensure that Schedule B, Schedule C or Schedule D hereto, as applicable, is completed on behalf of such principal.

(Beneficial Purchaser’s Name – please print)	(Beneficial Purchaser’s Address)

(if space is inadequate please attach a schedule containing the necessary information)	(Beneficial Purchaser’s Telephone Number)

Registration Instructions:	Delivery Instructions:

(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address)	(Contact Name)

(Address)	(Address)

(Address)	(Address)

(Address)

(Telephone Number)

(Email Address)

ACCEPTANCE

The foregoing is acknowledged, accepted, and agreed to this _____ day of __________________, 2026.

LEEF BRANDS INC.

Per:
Name:	Micah Anderson
Title:	Director and Chief Executive Officer

TERMS AND CONDITIONS OF SUBSCRIPTION

1. Subscription. The Purchaser hereby tenders to the Company this Subscription Agreement which, upon acceptance by the Company, will constitute an irrevocable agreement of the Purchaser to purchase from the Company, and of the Company to sell to the Purchaser, the number of Preferred Shares set out on the face page hereof (the “Purchaser’s Securities”) at a price of CAD $0.38 per Preferred Share (the “Issue Price”), all on the terms and subject to the conditions set out in this Subscription Agreement. The Purchaser’s Securities form part of a larger offering of Preferred Shares (the “Offering”) for total gross proceeds of up to approximately USD $3,000,000. The Offering is being made on a private placement basis.

The Company may increase the Offering (“Increased Offering”) at the Company’s sole discretion. There is no fixed minimum amount of gross proceeds. Unless the context otherwise requires, all references herein to Offering, Preferred Shares, Conversion Shares and Securities include any such securities of the Company issuable in connection with the Increased Offering.

2. Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)	“associate”, “affiliate” and “distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (Ontario);

(b)	“CAD” means Canadian Dollars, the lawful currency of Canada;

(c)	“Closing” means the completion of the issue and sale by the Company and the purchase by the Purchasers of Preferred Shares pursuant to the provisions of this Subscription Agreement;

(d)	“Closing Date” has the meaning ascribed to it in Section 4 of this Subscription Agreement;

(e)	“Closing Time” means 4:00 p.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Company may decide in its sole discretion;

(f)	“Common Shares” means common shares in the capital of the Company as constituted from time to time;

(g)	“Company” has the meaning ascribed to it on the face page of this Subscription Agreement;

(h)	“Conversion Shares” has the meaning ascribed to it on the face page of this Subscription Agreement;

(i)	“Designated Jurisdictions” means all of the provinces of Canada, to the extent that any Purchasers are resident therein;

(j)	“Governmental Entity” has the meaning ascribed to it in Section 5(f) of this Subscription Agreement;

(k)	“Increased Offering” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(l)	“Initial Closing Date” means March 12, 2026 or such other date as the Company may decide in its sole discretion;

(m)	“Issue Price” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(n)	“Money Laundering Laws” has the meaning ascribed to it in Section 5(h) of this Subscription Agreement;

(o)	“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions as such instrument is in effect at Closing in the Designated Jurisdiction in which the Purchaser resides;

(p)	“Offering” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(q)	“person” shall be broadly interpreted and shall include an individual, firm, corporation, syndicate, partnership, trust, association, unincorporated organization, joint venture, investment club, government or agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(r)	“Personal Information” means any information about a person (whether an individual or otherwise) required to be disclosed to a Securities Commission or stock exchange, whether pursuant to a form or request made by a Securities Commission or stock exchange, and includes, but is not limited to, the amount of Preferred Shares purchased by such person and whether the Purchaser is an “insider” of the Company or a “registrant” (each as defined under applicable Securities Laws of the Province of Ontario) or any other information contained in this Subscription Agreement (including, for greater certainty, the Subscriber Certificates incorporated by reference herein);

(s)	“Preferred Shares” has the meaning ascribed to it on the face page of this Subscription Agreement;

(t)	“Purchase Price” means the product of the Issue Price and the total number of Purchaser’s Securities subscribed for under this Subscription Agreement;

(u)	“Purchaser” has the meaning ascribed to it on the face page of this Subscription Agreement;

(v)	“Purchaser’s Securities” has the meaning ascribed to it in Section 1 of this Subscription Agreement;

(w)	“Purchasers” means, collectively, all purchasers of the Preferred Shares, including the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent;

(x)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(y)	“Sanctions” has the meaning ascribed to it in Section 5(i) of this Subscription Agreement;

(z)	“Securities” means collectively, the Preferred Shares and the Conversion Shares;

(aa)	“Securities Commissions” means, collectively, the applicable securities commission or other securities regulatory authority in each of the Designated Jurisdictions;

(bb)	“Securities Laws” means, collectively, the applicable securities laws of each of the Designated Jurisdictions and the respective regulations and rules made and forms prescribed thereunder together with all applicable and legally enforceable published policy statements, multilateral or national instruments, blanket orders, rulings and notices of the Securities Commissions;

(cc)	“Subscriber Certificate” has the meaning ascribed to it on the face page of this Subscription Agreement;

(dd)	“Subscription Agreement” has the meaning ascribed to it on the face page of this Subscription Agreement;

(ee)	“Terms and Conditions of Subscription” has the meaning ascribed to it on the face page of this Subscription Agreement;

(ff)	“U.S. Person” means a U.S. person as defined in Rule 902(k) of Regulation S under the U.S. Securities Act;

(gg)	“U.S. Purchaser” means any person who is (i) in the United States, (ii) a U.S. Person, (iii) purchasing the Purchaser’s Securities for the account or benefit of a person that is in the United States or a U.S. Person, (iv) a person that received an offer to purchase the Purchaser’s Securities while in the United States or (v) a person that executed this Subscription Agreement while in the United States;

(hh)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

(ii)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

3. Delivery and Payment. The Purchaser agrees that the following shall be delivered to LEEF Holdings, Inc. at the address and by the date and time set out on the face page hereof, or such other time, date or place as the Company may advise:

(a)	a completed and duly signed copy of this Subscription Agreement;

(b)	one of the following:

(i)	if the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is resident in Canada and purchasing the Purchaser’s Securities in reliance on the “accredited investor” exemption provided by Section 2.3 of NI 45-106:

(A)	a duly completed and executed copy of the Accredited Investor Status Certificate in the form attached hereto as Schedule B; and

(B)	if the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent is an individual and does not meet the criteria set out in subparagraph (j.1) of the Accredited Investor Status Certificate attached hereto as Schedule B, a duly completed and executed copy of the Risk Acknowledgement Certificate in the form attached hereto as Appendix I to Schedule B; or

(ii)	if the Purchaser or beneficial purchaser, if any, is resident in a jurisdiction outside of Canada and is not a U.S. Purchaser, a duly completed and executed copy of the Foreign Purchaser’s Certificate in the form attached hereto as Schedule C;

(iii)	if the Purchaser is a U.S. Purchaser, a duly completed and executed copy of the U.S. Purchaser’s Certificate in the form attached hereto as Schedule D;

(c)	a certified cheque, bank draft or wire transfer made payable on or before the Closing Date in same day freely transferable U.S. funds to “LEEF Holdings, Inc.” representing the Purchase Price payable by the Purchaser for the Purchaser’s Securities, or such other method of payment of the same amount against delivery of the Purchaser’s Securities as the Company may accept; and

(d)	any other documents required by the Securities Laws which the Company requests.

The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that such documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company. The Purchaser and each such beneficial purchaser consents to the filing of such documents as may be required to be filed with the Securities Commissions in connection with the transactions contemplated hereby. The Purchaser, and any beneficial purchaser for whom the Purchaser is acting as trustee or agent, agrees that the Company is irrevocably authorized to correct minor errors or omissions in the information provided by the Purchaser in this Subscription Agreement, any applicable Subscriber Certificate, and any other documents or forms delivered by the Purchaser in connection with the transactions contemplated hereby, if any.

4. Closing. The transactions contemplated hereby will be completed electronically or at the offices of Bennett Jones LLP (“Bennett Jones”). The initial closing shall occur on the Initial Closing Date and each subsequent closing date, if any, shall occur on such other date or time as the Company may determine (each a “Closing Date”). If the terms and conditions contained in this Subscription Agreement have been complied with prior to the Closing Date, as determined by the Company, Bennett Jones shall deliver all completed Subscription Agreements to the Company along with payment of the aggregate proceeds to the Company and such other documentation as may be required pursuant to the Subscription Agreement.

If the terms and conditions contained in this Subscription Agreement (other than delivery by the Company of certificates representing the Preferred Shares) have not been complied with prior to the Closing Date, as determined by the Company, the Company and the Purchaser will have no further obligations under this Subscription Agreement. The Purchaser will take up, purchase and pay for the Purchaser’s Securities at Closing upon acceptance of this offer by the Company.

5. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows as of the date hereof and as of the Closing Time and acknowledges that the Purchaser is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	the Company is a validly subsisting corporation incorporated under the laws of British Columbia, is in good standing and has full corporate power and authority to perform each of its obligations as herein contemplated and has requisite corporate power and capacity to carry on its business as now conducted and to own its assets;

(b)	this Subscription Agreement, when accepted by the Company, and all other certificates and instruments delivered in connection with the Offering will, on the Closing Date, constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms subject to bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction;

(c)	the execution and delivery of, and the performance of the terms of the Subscription Agreement by the Company, including the issue of the Preferred Shares, does not and will not constitute a breach of or default under the constating documents of the Company or any law, regulation, order or ruling applicable to the Company or any agreement, contract or indenture to which the Company is a party or by which it is bound including but not limited to its articles of incorporation, bylaws, or other formation documents;

(d)	the authorized capital of the Company consists of an unlimited number of Common Shares, of which, as of the date hereof, 257,947,996 Common Shares were issued and outstanding as fully paid and non-assessable. Except for the Company’s 109,252,299 outstanding warrants, 25,735,458 outstanding restricted stock units and 12,222,059 outstanding stock options, there are no outstanding rights, commitments or other entitlements to purchase securities of the Company;

(e)	the Company and each of its Subsidiaries (as defined in NI 45-106) have complied with and are not in violation, in any material respect, of any applicable laws, with the exception of the U.S. Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana;

(f)	neither the Company nor any of its Subsidiaries has received any written notices or other written correspondence from any (i) international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) subdivision or authority of any of the above, (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) stock exchange (each, a “Governmental Entity”) (1) regarding any violation (or any investigation, inspection, audit, or other proceeding by any Governmental Entity involving allegations of any violation) of any law or (2) of any circumstances that may have existed or currently exist which could lead to a loss, suspension, or modification of, or a refusal to issue, any material Authorization. To the knowledge of the Company, no investigation, inspection, audit or other proceeding by any Governmental Entity involving allegations of any material violation of any law by the Company or any of its Subsidiaries is threatened or contemplated;

(g)	neither the Company, its Subsidiaries nor any of their directors, executives, representatives, agents or employees has (i) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal, (ii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees, (iii) violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or any similar laws of other jurisdictions, (iv) established or maintained, or is maintaining, any illegal fund of corporate monies or other properties or (v) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature;

(h)	the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court of governmental authority or any arbitrator non-Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(i)	none of the Company or any of its Subsidiaries or any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries, has had any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the Government of Canada or any other relevant sanctions authority (collectively, the “Sanctions”) imposed upon any such person, and the Company and its Subsidiaries are not in violation of any of the Sanctions or law or executive order relating thereto, or are conducting business with any person subject to any Sanctions;

(j)	there are no material claims, proceedings, actions or lawsuits in existence, or, to the Company’s knowledge, pending or threatened, against the Company;

(k)	for a period of twenty-four (24) months after the Closing Date, the Company shall not acquire, by purchase or otherwise, any cryptocurrency, including but not limited to Bitcoin, except for nominal amounts accepted by the Company in business-to-business transactions; and

(l)	following any hold periods imposed by the Securities Laws, the Company shall use its best efforts to register the Conversion Shares with any Governmental Entity necessary for the sale of the Conversion Shares on the Toronto Stock Exchange, the TSX Venture Exchange, or other similar exchange.

6. Reliance upon and Survival of Representations, Warranties and Covenants of the Company. The Company acknowledges that the Purchaser is relying on the foregoing representations, warranties and covenants in connection with the transactions contemplated herein, all of which shall survive the Closing and, notwithstanding such Closing and notwithstanding any subsequent disposition by the Purchaser of any of the Purchaser’s Securities shall continue in full force and effect for the benefit of the Purchaser following the Closing Date.

7. Conditions of Closing. The Purchaser acknowledges that the Company’s obligation to sell the Purchaser’s Securities to the Purchaser is subject to, among other things, the following conditions:

(a)	the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, executing and returning to the Company all documents required by applicable Securities Laws (including but not limited to the applicable Subscriber Certificate) for delivery on behalf of the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, including, without limitation, the applicable Schedules attached hereto by no later than the date and time set out on the face page hereof;

(b)	the Company having obtained all required regulatory approvals (including those that may be required under Securities Laws) to permit the completion of the transactions contemplated hereby;

(c)	there having been no material adverse change in the affairs of the Company, and the representations and warranties of the Company being true in all material respects as of the Closing Date, unless such representation or warranty speaks to an earlier date, in which case, such representation or warranty shall be true in all material respects as of such date;

(d)	the offer, issue, sale and delivery of the Purchaser’s Securities being exempt from the requirements to file a prospectus, registration statement, or deliver an offering memorandum (as defined in applicable Securities Laws) or any similar document under applicable Securities Laws and other applicable securities laws relating to the sale of the Purchaser’s Securities, or the Company having received such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or any similar document; and

(e)	the representations and warranties of the Purchaser set out herein, including in any applicable Subscriber Certificate attached hereto, being true and correct as at the Closing Time.

The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that the sale of the Preferred Shares will not be qualified by a prospectus and the Preferred Shares have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and further that, such sale is subject to the condition that the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) signs and returns to the Company or Bennett Jones all relevant documentation required by the Securities Laws and other applicable securities laws relating to the sale of the Purchaser’s Securities.

The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that the Company will be required to provide to the Securities Commissions a list setting out the identities of the beneficial purchasers of the Preferred Shares. Notwithstanding that the Purchaser may be purchasing the Purchaser’s Securities as an agent on behalf of an undisclosed principal (if permissible under the relevant Securities Laws or other applicable securities laws), the Purchaser agrees to provide, on reasonable request, particulars as to the identity of such undisclosed principal as may be required the Company in order to comply with the Securities Laws and any other applicable laws.

8. Acceptance or Rejection. The Company will have the right, in its sole discretion, to accept or reject this Subscription Agreement in whole at any time at or prior to the Closing Time. The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges and agrees that the acceptance of this offer will be conditional upon the issue and sale of the Purchaser’s Securities to the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, being exempt from any prospectus or offering memorandum requirements of the Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction. The Company will be deemed to have accepted this Subscription Agreement upon the Company’s execution of the acceptance at page 4 of this Subscription Agreement and the delivery at the Closing of the Purchaser’s Securities to the Purchaser.

If this Subscription Agreement is rejected in whole, the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, understands that any funds, certified cheques and bank drafts delivered by the Purchaser to Bennett Jones representing the Purchase Price for the Purchaser’s Securities will be returned promptly by Bennett Jones to the Purchaser without interest or deduction.

9. Purchaser’s Representations and Warranties. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, represents and warrants to the Company as follows as of the date hereof and as of the Closing Time and acknowledges that the Company is relying on such representations and warranties in connection with the transactions contemplated in this Subscription Agreement which representations and warranties shall survive the Closing and, notwithstanding such Closing and notwithstanding any subsequent disposition by the Purchaser of any of the Purchaser’s Securities shall continue in full force and effect for the benefit of the Company following the Closing Date:

(a)	Authorization and Effectiveness. If the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is an individual, he or she is of the full age of majority and has all requisite legal capacity and competence to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder, or if the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is a corporation, the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is duly incorporated and is a valid and existing corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is a partnership, syndicate or other form of unincorporated organization, the Purchaser, or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has the necessary legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchaser’s Securities and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in any case, upon acceptance by the Company, this Subscription Agreement will constitute a legal, valid and binding agreement of the Purchaser and the beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, enforceable against the Purchaser and the beneficial purchaser in accordance with its terms and will not result in a violation of or create a state of facts which, after notice, lapse of time or both, would constitute a default or breach of any of the Purchaser’s and beneficial purchaser’s constating documents, by-laws or authorizing resolutions (if applicable), any agreement to which the Purchaser or the beneficial purchaser is a party or by which the Purchaser or beneficial purchaser is bound or any law applicable to the Purchaser or beneficial purchaser or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser or beneficial purchaser;

(b)	Residence. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, was offered the Preferred Shares in, and is a resident of, or if not an individual has its head office in, the jurisdiction referred to under the heading “Name and Address of Purchaser” and “Details of Beneficial Purchaser”, respectively, set out on the face page and page 3 hereof, intends that the securities laws of that jurisdiction do and shall govern this subscription by the Purchaser of the Preferred Shares, is not aware of any reason why the laws of such jurisdiction would not govern such subscription and that such addresses were not created and are not used solely for the purpose of acquiring the Purchaser’s Securities;

(c)	Private Placement Exemptions. If applicable, the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has properly completed, executed and delivered to the Company the applicable Subscriber Certificate attached hereto (dated as of the date hereof) and the information contained therein is, to the Purchaser’s knowledge, true and correct and the representations, warranties and covenants contained in the applicable Subscriber Certificate attached hereto will be true and correct both as of the date of execution of this Subscription Agreement and as at the Closing Time;

(d)	Subscriber Certificate. The Purchaser has properly completed, executed and delivered as principal, or, if the Purchaser is contracting hereunder as trustee, agent, representative or nominee for one or more beneficial purchasers, on behalf of each such beneficial purchaser, the applicable Subscriber Certificate, and related appendix, if applicable;

(e)	Purchasing as Principal. In the case of a Purchaser in Canada, unless paragraph (h) below applies, the Purchaser is purchasing the Purchaser’s Securities as principal (as defined in all applicable Securities Laws) for its own account, and not for the benefit of any other person;

(f)	No Syndication. In the case of a Purchaser in Canada, the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” provided in Schedule B;

(g)	Investment Purposes. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is purchasing the Preferred Shares for investment purposes only and not with a view to resale or distribution that would or may contravene the prospectus requirements of Securities Laws;

(h)	Purchasing as Agent or Trustee.

(i)	In the case of the purchase by a Purchaser in Canada of the Purchaser’s Securities as agent or trustee for any principal whose identity is disclosed or identified, each beneficial purchaser of the Purchaser’s Securities for whom the Purchaser is acting, is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person; was not created or used solely to purchase or hold securities in reliance on the “Minimum Amount Investment” exemption provided under Section 2.10 of NI 45-106 and it pre-existed the Offering and has a bona fide purpose other than investment in the Preferred Shares; and either where such beneficial purchaser is not an individual, is purchasing the Purchaser’s Securities at an aggregate acquisition cost to such beneficial purchaser of not less than $150,000, or the beneficial purchaser is an “accredited investor” as defined in NI 45-106;

(ii)	In the case of the purchase by a Purchaser in Canada of the Purchaser’s Securities as agent or trustee for any principal whose identity is disclosed or identified, the Purchaser is the duly authorized trustee or agent of such disclosed beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchaser’s Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Company is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchaser’s Securities for whom it may be acting; and

(iii)	In the case of the purchase by a Purchaser in Canada of the Purchaser’s Securities on behalf of an undisclosed beneficial purchaser, the Purchaser is deemed under applicable Securities Laws to be purchasing as principal;

(i)	Broker. There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchaser’s Securities, the Purchaser covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(j)	Illegal Use of Funds. None of the funds being used to purchase the Purchaser’s Securities are to the Purchaser’s or beneficial purchaser’s knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities. The funds being used to purchase the Purchaser’s Securities which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, acknowledges that the Company may in the future be required by law to disclose the Purchaser’s or beneficial purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or the PATRIOT Act. To the best of its knowledge none of the funds to be provided by the Purchaser or the beneficial purchaser are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and it shall promptly notify the Company if the Purchaser or beneficial purchaser discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith;

(k)	Trade Sanctions. The Purchaser, and each beneficial purchaser, if any, for whom it is acting as trustee or agent, is not a person or entity identified in the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism, the Regulations Implementing the United Nations Resolutions on Taliban, ISIL (Da’esh) and Al-Qaida, the Regulations Implementing the United Nations Resolution on the Democratic People’s Republic of Korea, the Regulations Implementing the United Nations Resolution on Iran, the Regulations Implementing the United Nations Resolutions on Somalia, the Regulations Implementing the United Nations Resolutions on Lebanon, the Regulations Implementing the United Nations Resolutions on Sudan, the Special Economic Measures (Sudan) Regulations, the Special Economic Measures (Myanmar) Regulations, the Special Economic Measures (Belarus) Regulations, the Special Economic Measures (People’s Republic of China) Regulations, the Special Economic Measures (Haiti) Regulations, the Regulations Implementing the United Nations Resolutions on Haiti, the Special Economic Measures (Moldova) Regulations, the Special Economic Measures (Nicaragua) Regulations, the Special Economic Measures (Sri Lanka) Regulations, the Special Economic Measures (Guatemala) Regulations, the Special Economic Measures (Zimbabwe) Regulations, the Regulations Implementing the United Nations Resolutions and Imposing Special Economic Measures on Libya, the Special Economic Measures (Democratic People’s Republic of Korea) Regulations, the Special Economic Measures (Syria) Regulations, the Special Economic Measures (Venezuela) Regulations, the Special Economic Measures (Iran) Regulations, the Freezing of Assets of Corrupt Foreign Officials (Tunisia) Regulations, the Regulations Implementing the United Nations Resolutions on Iraq, the Freezing Assets of Corrupt Foreign Officials (Ukraine) Regulations, the Special Economic Measures (Russia) Regulations, the Special Economic Measures (Ukraine) Regulations, the Regulations Implementing the United Nations Resolutions on the Central African Republic, the Regulations Implementing the United Nations Resolutions on Yemen, the Special Economic Measures (South Sudan) Regulations, the Regulations Implementing the United Nations Resolutions on South Sudan, the Special Economic Measures (Extremist Settler Violence) Regulations and the Special Economic Measures (Hamas Terrorist Attacks) Regulations (collectively, the “Trade Sanctions”). The Purchaser (and each beneficial purchaser, if any) acknowledges that the Company may in the future be required by law to disclose the name and other information of the Purchaser and the beneficial purchaser, if any, related to the acquisition of the Purchaser’s Securities hereunder, on a confidential basis, pursuant to the Trade Sanctions;

(l)	Resale Restrictions. The Purchaser, and each beneficial purchaser, if any, for whom it is acting as trustee or agent, have been advised to consult their own legal advisors with respect to trading in the Securities with respect to the resale restrictions imposed by the Securities Laws of the province in which the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, to resell such securities, that the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, is solely responsible to find out what these restrictions are and the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it (or any beneficial purchaser for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws. The physical certificate evidencing the Securities may bear legends denoting such restrictions;

(m)	Compliance with Resale Restrictions. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, fully understands the restrictions on resale on the Purchaser’s Securities and will not resell the Purchaser’s Securities except in accordance with the provisions of applicable Securities Laws;

(n)	Company or Unincorporated Organization. If the Purchaser, and each beneficial purchaser, if any, for whom it is acting as trustee or agent, is a corporation or a partnership, syndicate, trust, association, or any other form of unincorporated organization or organized group of persons, the Purchaser or such beneficial purchaser was not created or being used solely to permit purchases of or to hold securities without a prospectus in reliance on a prospectus exemption or exemption from the registration requirements of the U.S. Securities Act;

(o)	Absence of Offering Memorandum or Similar Document. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document describing the business and affairs of the Company (other than this Subscription Agreement), nor has any document been prepared for delivery to, or review by, prospective purchasers in order to assist them in making an investment decision in respect of the Securities being offered under the Offering;

(p)	Absence of Advertising. The offering and sale of the Preferred Shares to the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, was not made or solicited through, and the Purchaser and each such beneficial purchaser is not aware of, any general solicitation or general advertising with respect to this Offering, or any directed selling efforts within the meaning of Regulation S, including advertisements, articles, notices or other communications published in any printed public media, radio, television or telecommunications, including electronic display (such as the Internet, including but not limited to the Company’s website), or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)	No Undisclosed Information. The decision of the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, to tender this Subscription Agreement and acquire the Purchaser’s Securities has not been made as a result of any oral or written representation (other than this Subscription Agreement) as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon this Subscription Agreement and publicly available information relating to the Company. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has relied only on the information contained in this Subscription Agreement and publicly available information relating to the Company in making the decision to subscribe for the Purchaser’s Securities hereunder. Except as set forth in this Subscription Agreement, no representation, (written or oral) has been made to the Purchaser or any beneficial Purchaser, if any, for whom the Purchaser is acting as trustee or agent, by or on behalf of the Company or any Agent with respect to the Offering or the purchase of the Preferred Shares;

(r)	Investment Suitability. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser’s Securities and is able to bear the economic risk of and can afford the total loss of such investment;

(s)	Not an Insider. The purchase of the Purchaser’s Securities hereunder is not a transaction in which any shareholder of the Company, or any beneficial owner of securities carrying more than 10% of the voting rights attaching to all outstanding voting securities of the Company, has a direct or indirect beneficial interest, unless the Purchaser has otherwise notified the Company;

(t)	Not a “Control Person”. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, is not a “control person” of the Company, as that term is defined in applicable Securities Laws, and will not become a “control person” of the Company by virtue of the purchase of the Purchaser’s Securities under this Subscription Agreement and does not act or intend to act in concert with any other person to form a control group in respect of the Company, unless the Purchaser has otherwise notified the Company;

(u)	Other Documents. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, will execute and deliver any other documents required by applicable Securities Laws to permit the purchase of the Purchaser’s Securities on the terms herein set forth which the Company reasonably requests;

(v)	Personal Information. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, acknowledges that this Subscription Agreement requires the Purchaser to provide certain Personal Information to the Company and its agents and advisers as reasonably necessary in connection with the proposed Offering. Such information is being collected and will be used by the Company for the purposes of completing the proposed Offering of Preferred Shares, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Purchaser’s Securities under applicable Securities Laws, the U.S. Securities Act and applicable state securities laws and completing filings required by the Securities Commissions and under the U.S. Securities Act and applicable state securities laws. The Purchaser agrees that the Purchaser’s Personal Information may be disclosed by the Company to: stock exchanges and applicable securities regulatory authorities; the Company’s registrar and transfer agent; the Canada Revenue Agency or other taxing authorities; and any of the other parties involved in the proposed Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Purchaser consents to the foregoing collection, use, and disclosure of the Purchaser’s Personal Information. The Purchaser also consents to the filing of copies or originals of any of the Purchaser’s documents described in Section 3 hereof as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of the beneficial purchaser, if any; and

(w)	Compliance with United States Securities Laws. If the Purchaser is a U.S. Purchaser, then in addition to the other representations and warranties contained herein, the Purchaser represents and warrants that:

(i)	the Purchaser is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and it acknowledges that the Company has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

(ii)	unless the Purchaser has executed and delivered Schedule D hereto (in which case it makes the representations and warranties set forth therein), the Purchaser or any person for whom it is acting is not in the United States or a U.S. Person and is not acquiring the Securities for the account or benefit of a U.S. Person or a person in the United States or for resale in the United States and confirms that the Securities have not been offered to the Purchaser in the United States and that this Subscription Agreement has not been signed in the United States;

(iii)	neither the Purchaser nor any person for whom it is acting will offer, sell or otherwise dispose of the Securities in the United States unless the Company has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with an exemption from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states of the United States or the Company has filed, and the U.S. Securities and Exchange Commission has declared effective, a registration statement in respect of such securities; and

(iv)	the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, has duly completed and delivered to the Company the Subscriber Certificate appended hereto as Schedule D and represents and warrants set forth therein.

(x)	International Purchasers. If the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, is a resident of a country other than Canada and is not a U.S. Purchaser (an “International Jurisdiction”) then in addition to the other representations and warranties contained herein, the Purchaser represents and warrants that:

(i)	the Purchaser is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this Subscription Agreement, if any;

(ii)	the Purchaser is purchasing the Purchaser’s Securities pursuant to exemptions from the prospectus, financial promotion and registration requirements under the applicable securities laws of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Purchaser’s Securities under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption;

(iii)	the applicable securities laws of the International Jurisdiction do not require the Company to file a prospectus, offering memorandum or similar document or to register or qualify the distribution of the Securities or for the Company to be registered with or to make any filings or seek any approvals of any kind whatsoever from any governmental or regulatory authority of any kind whatsoever in the International Jurisdiction;

(iv)	the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Purchaser’s Securities to the Purchaser complies with all applicable laws of the Purchaser’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any continuous disclosure, prospectus or other periodic filing or reporting requirements under any such applicable laws; and

(v)	the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, has duly completed and delivered to the Company the Subscriber Certificate appended hereto as Schedule C and represents and warrants set forth therein.

The Purchaser and each beneficial purchaser, if any, for whom it is acting as trustee or agent, acknowledges and agrees that the foregoing representations and warranties, and the acknowledgments made in Section 10 hereof, are made by it with the intention that they may be relied upon by the Company and its counsel in determining the Purchaser’s eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchaser’s Securities under the Securities Laws and other applicable securities laws. The Purchaser and each beneficial purchaser further agrees that by accepting delivery of the Purchaser’s Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Time with the same force and effect as if they had been made by the Purchaser at the Closing Time and that they shall survive the purchase by the Purchaser of the Purchaser’s Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser or the beneficial purchaser of the Purchaser’s Securities. The Purchaser and the beneficial purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser or beneficial purchaser set out in this Subscription Agreement which takes place prior to the Closing Time. If the Purchaser is acquiring the Preferred Shares for the account or benefit of one or more investor accounts, the Purchaser represents and warrants that it has the sole investment discretion with respect to each such investor account and that it has full power and authority to make the foregoing representations and warranties and the acknowledgments in Section 10 hereof.

10. Purchaser’s Acknowledgements. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting, acknowledges and agrees that:

(a)	this Subscription Agreement is subject to rejection or acceptance by the Company, in whole, and is effective only upon acceptance by the Company;

(b)	no agency, securities commission, governmental authority, regulatory body, stock exchange or other entity has reviewed or passed on, made any finding or determination as to the merit for investment of, nor have any such agencies, securities commissions or governmental authorities made any recommendation or endorsement with respect to the Securities or the Offering; there is no government or other insurance covering the Securities; and there are risks associated with the purchase of the Securities;

(c)	the purchase of the Purchaser’s Securities has not been or will not be (as applicable) made through, or as a result of, and the distribution of the Purchaser’s Securities is not being accompanied by, a general solicitation or advertisement including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(d)	in the case of any Purchaser or beneficial purchaser in Canada, no prospectus or other offering document has been filed by the Company with a securities commission or other securities regulatory authority in any province of Canada, or any other jurisdiction in or outside of Canada in connection with the issuance of the Securities and such issuance is exempt from the prospectus requirements otherwise applicable under the provisions of Securities Laws and, as a result, in connection with its purchase of the Purchaser’s Securities hereunder, as applicable:

(i)	the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus and that the Purchaser and each beneficial purchaser, if any, is restricted from using most of the protections, rights and remedies available under Securities Laws including, without limitation, statutory rights of rescission or damages;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, will not receive information that may otherwise be required to be provided to the Purchaser and each beneficial purchaser, if any, under applicable Securities Laws or contained in a prospectus prepared in accordance with applicable Securities Laws; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under such applicable Securities Laws.

(e)	the Securities are being offered for sale only on a “private placement” basis;

(f)	the Purchaser has received a copy of the Term Sheet attached hereto as Schedule A, setting out the principal terms of the offering;

(g)	all costs and expenses incurred by the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting, (including any fees and disbursements of legal counsel retained by the Purchaser or any beneficial purchaser) relating to the purchase of the Purchaser’s Securities shall be borne solely by the Purchaser or the beneficial purchaser;

(h)	in purchasing the Purchaser’s Securities, the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has relied solely upon this Subscription Agreement and publicly available information relating to the Company and not upon any other document or verbal or written representation as to any fact or otherwise made by or on behalf of the Company or any employee, agent or affiliate thereof or any other person associated therewith. The Company’s counsel, Bennett Jones, does not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information upon which the Purchaser’s or the beneficial purchaser’s, if any, investment decision has been made. The Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting, is not relying upon anyone to conduct any due diligence investigation on behalf of the Purchaser concerning the Offering, the Securities, the Company’s business, management, financial position, condition or prospects. The Company’s counsel, Bennett Jones, is entitled to the benefit of this subsection;

(i)	the Securities will be subject to certain resale restrictions under the Securities Laws and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions. For purposes of complying with the Securities Laws, including National Instrument 45-102 – Resale of Securities, the Purchaser and each beneficial purchaser, if any, for whom it is acting as trustee or agent, understands and acknowledges that upon the issuance of the Securities, all the certificates representing the Securities shall bear, as applicable and in addition to any legends set forth on Schedule D (if applicable), a legend substantially in the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

(j)	no person has made any written or oral representations: that any person will resell or repurchase the Purchaser’s Securities; that any person will refund the Purchase Price or as to the future price or value of the Securities;

(k)	the original Purchaser may not engage in any hedging transactions involving the Purchaser’s Securities or resell or otherwise transfer the Securities to U.S. Persons or to persons in the United States or to or for the account or benefit of U.S. Persons or persons in the United States, except in compliance with the U.S. Securities Act and applicable state securities legislation;

(l)	unless the Purchaser has executed and delivered Schedule D hereto: (i) is not, and is not purchasing the Purchaser’s Securities on behalf of (as agent or otherwise), or for the account or benefit of, a person in the United States or a U.S. Person; (ii) was not offered or sold the Purchaser’s Securities in the United States; (iii) did not, nor did its authorized signatory, receive, execute or deliver this Subscription Agreement inside the United States; and (iv) acknowledges, or if applicable, each person for whom it is contracting hereunder, acknowledges, that it has not purchased the Securities as a result of any directed selling efforts, as such term is used in Regulation S, or any general solicitation or general advertising, as such terms are defined in Regulation D promulgated under the U.S. Securities Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(n)	the Purchaser is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the offer, sale and issuance of the Securities, the execution, delivery and performance by it of this Subscription Agreement, applicable tax considerations and the applicable hold periods and resale restrictions imposed in respect of the Securities by applicable securities legislation and regulatory policies, and confirms that it (and any disclosed principal, if applicable) is not relying on the Issuer or counsel to any of them in this regard. The Purchaser is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(o)	the Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders of the Company, including the Purchaser, and there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development;

(p)	Bennett Jones is acting solely as counsel to the Company and not as counsel to the Purchaser;

(q)	in purchasing the Purchaser’s Securities, the Purchaser (and, if applicable, the beneficial purchaser, if any) is not relying upon anyone to conduct any due diligence investigation on behalf of the Purchaser concerning the Offering, the Purchaser’s Securities, or the Company’s business, management, financial position, condition or prospects;

(r)	the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has had the opportunity to review this Subscription Agreement and the Schedules attached hereto and the transactions contemplated by this Subscription Agreement and fully understands the same; and

(s)	the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchaser’s Securities.

11. Further Acknowledgements of the Purchaser. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, hereby acknowledges, agrees, and consents to:

(a)	the disclosure of Personal Information to each of the Company, the Securities Commissions and any other securities commission pursuant to applicable securities legislation; and

(b)	the collection, use, and disclosure of Personal Information by the Company for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Company’s business.

If the Purchaser is resident in or otherwise subject to the Securities Laws of the Province of Ontario, the Purchaser acknowledges and agrees that the Purchaser has been notified by the Company: of the delivery to the Ontario Securities Commission (the “OSC”) of Personal Information pertaining to the Purchaser, including, without limitation, the full name, residential address and telephone number of the Purchaser, the number and type of securities purchased and the total Purchase Price paid in respect of the Purchaser’s Securities; that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and that the title, business address and business telephone number of the public official in Ontario who can answer questions about the OSC’s indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, ON M5H 3S8, Telephone: (416) 593-8086, Facsimile: (416) 593-8252.

If the Purchaser is resident in or otherwise subject to the Securities Laws of the Province of British Columbia, the Purchaser acknowledges: (i) that the British Columbia Securities Commission (“BCSC”) will publish part of Form 45-106F6, which is required to be filed under NI 45-106, on its website (including the Personal Information about non-individual Purchasers) and allow for the inspection of the full form (including the Personal Information about individual Purchasers) at the BCSC’s office; (ii) that the disclosure of such Personal Information; and (iii) that questions about such indirect collection of information by the BCSC should be directed to the following telephone number (604) 899-6854 or 1-800-373-6393 (toll free access across Canada) or by facsimile at (604) 899-6506 or in person or writing at P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, BC, V7Y 1L2.

12. Purchaser’s Covenants. If the Company has reason to believe the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent does not qualify as an “accredited investor” under applicable Securities Laws, the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent covenants and agrees to provide information as reasonably requested by the Company to verify that the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent qualifies as an accredited investor, which information may include, without limitation, financial records of the Purchaser or beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent.

13. No Revocation. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, agrees that this Subscription Agreement is made for valuable consideration and, following the Closing, may not be withdrawn, cancelled, terminated, or revoked by the Purchaser without the consent of the Company.

14. Indemnity. The Purchaser, on its own behalf, and, if applicable, on behalf of each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, agrees that the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, shall indemnify and hold harmless the Company and its respective directors, officers, employees, agents, advisors, counsel and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation, warranty or acknowledgement of the Purchaser made on its own behalf, and, if applicable, on behalf of each beneficial purchaser for whom it is acting as trustee or agent, contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser or any beneficial purchaser for whom it is acting as trustee or agent, to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company in connection herewith. With respect to any indemnified person who is not a party to this Subscription Agreement, it is the intention of the Purchaser and each beneficial purchaser for whom it is acting as trustee or agent, if any, to constitute the Company as trustee for such indemnified persons of the rights and benefits of this Section 14 and the Company agrees to accept such trust and to hold the rights and benefits of this Section 14 in trust for and on behalf of each such indemnified person. The Company agrees that it shall indemnify and hold harmless the Purchaser, and, if applicable, each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, and their respective directors, officers, employees, agents, advisors, counsel and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation, warranty or acknowledgement of the Company contained herein or in any document furnished by the Company to the Purchaser in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any document furnished by the Company to the Purchaser in connection herewith.

15. Modification. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

16. Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that this Subscription Agreement shall not be assignable by the Company without the prior written consent of the Purchaser. For greater certainty this Subscription Agreement may be transferred or assigned by the Purchaser to any of its affiliates without the prior written consent of the Company, subject to compliance with applicable laws (including, without limitation, applicable Securities Laws), and effective upon notice the Company.

17. Change in Information. The Purchaser, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, agrees that the representations, warranties and covenants of the Purchaser herein will be true and correct both as of the Purchaser’s execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Purchaser herein are made with the intent that they be relied upon by the Company and its counsel in determining the eligibility of a purchaser of Preferred Shares and the Purchaser agrees to indemnify and save harmless the Company and its affiliates, shareholders, directors, officers, employees, counsel and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Purchaser undertakes to immediately notify the Company at LEEF Brands Inc., Suite 2500 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, Canada, Attention: Kevin Wilson, email: kevin@leefca.com of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

18. Miscellaneous and Counterparts. All representations, warranties, agreements, and covenants made or deemed to be made by the Purchaser (and, if applicable, others for whom it is contracting hereunder) herein will survive the execution and delivery, and acceptance, of this Subscription Agreement and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document.

19. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is acting as trustee or agent, hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Subscription Agreement.

20. Electronic Subscriptions. The Company shall be entitled to rely on delivery by electronic means of an executed copy of this Subscription Agreement (including, the applicable Subscriber Certificate), and acceptance by the Company of such electronic copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

21. Entire Agreement. This Subscription Agreement (including the Schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only.

22. Language. In connection with the proposed offering of Preferred Shares, the undersigned hereby requests that all documentation available, including the Subscription Agreement, be prepared and forwarded in the English language only. Dans le cadre du placement propose de reçu de souscription de LEEF Brands Inc., le soussigné consent par les présentes à ce que la documentation relative à ce placement proposé, y compris la convention de souscription, soit rédigée et soumise en la langue anglaise seulement.

23. Time of Essence. Time shall be of the essence of this Subscription Agreement.

24. Currency. All dollar amounts referred to in this Subscription Agreement are in U.S. dollars, unless otherwise indicated.

25. Further Assurances. Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Subscription Agreement.

26. Singular and Plural, etc. Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine, and neuter genders.

27. Headings. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

28. Notices. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein; shall be given in writing by (i) recognized local same day or next day delivery courier, (ii) when sent by electronic mail (without receipt of any transmission error message), or (iii) Federal Express or other similar internationally recognized overnight delivery service, in each instance, with receipt requested; shall be deemed to have been given on the earlier to occur of the date of actual delivery, or one day after delivered to Federal Express or other similar internationally recognized overnight delivery service for next day delivery; and shall be addressed, in the case of the Purchaser, to the address of the Purchaser indicated on the signature page hereto, and in the case of the Company, to the address indicated on the instruction page, or in each case, to such other address as may be designated in writing by either party pursuant to this Section.

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SCHEDULE A

TERM SHEET

Issuer	LEEF Brands Inc. (the “Company”)

Offering	Up to USD $3.0 million of Preferred Shares (the “Offering”)

Issue Price	CAD $0.38 per Preferred Share

Liquidation Preference	CAD $0.38 per Preferred Share

Conversion	Each “Preferred Share” is convertible into one Common Share of the Company (each, a “Conversion Share”) at a conversion price of CAD $0.38 per Common Share.

Dividends

Each Preferred Share will pay dividends at a rate of 15% per annum, payable quarterly in arrears, with each dividend being two-thirds cash and one-third additional Preferred Shares paid in kind (PIK). i.e., Cash dividends will be paid at a rate of 10% per annum and PIK dividends will be paid at a rate of 5% per annum.

The Company may on one or more occasions defer the cash portion of the dividend due on any dividend payment date until the next succeeding dividend payment date; provided that if a cash interest payment is deferred by more than 45 days then it will be paid as though the original cash interest rate with respect to that payment had been 15% per annum instead of 10% per annum.

Mandatory Conversion

After the eighteen (18) month anniversary of the issuance of the Preferred Shares, the Company may cause all then outstanding Preferred Shares to be converted into Common Shares at the conversion price then in effect upon the occurrence of either of the following:

●	a change of control of the Company; or
●	the 20-day volume weighted average trading price of the Common Shares being at least CAD $0.70 during any 20-trading day period following the eighteen (18) month anniversary of the issuance of the Preferred Shares.

Voting

Preferred Shares will not carry voting rights, except to the extent required by law. Subject to the foregoing, holders of Preferred Shares will not be entitled to vote at any shareholder meeting of the Company.

Upon conversion of the Preferred Shares, the Conversion Shares will carry the voting rights associated with Common Shares.

Use of Proceeds	Proceeds of the Offering shall be used primarily for commencement and support of operations at the farm known as Salisbury Canyon Ranch.

Closing	On or about March 12, 2026 (the “Closing”).

Agent	The Company may pay participating securities dealers a fee, commensurate with prevailing industry norms, in cash and/or warrants.

Hold Period

The Preferred Shares and Conversion Shares issued in the Offering will be subject to a four month hold period under provincial securities laws in Canada and the Canadian Securities Exchange (“CSE”) policies, and may be subject to additional resale restrictions based upon the jurisdiction in which the Purchaser is resident.

The Preferred Shares and the Conversion Shares have not been and will not be registered under the United States Securities Act of 1933, as amended, or the securities laws of any state of the United States, and may not be offered or sold to any person who is a U.S. Purchaser absent registration or an exemption from applicable registration requirements.

The Purchaser is advised to consult its own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Conditions	Closing of the Offering is subject to the following:

1.	Receipt of applicable corporate, regulatory and other third party approvals, including the CSE.
2.	Completion by the Company, the Purchaser and their respective advisors of “due diligence” investigations satisfactory to the parties in their respective sole discretion.
3.	No material adverse change in the affairs of the Company having occurred.

Definitive Agreement	To effect the Offering, the Company and the Purchaser shall enter into a definitive subscription agreement and related agreements, which shall contain the terms, conditions, representations, warranties and covenants set out in this Term Sheet and such other the terms, conditions, representations, warranties and covenants as are customary for transactions of the nature and magnitude contemplated herein (collectively, the “Definitive Agreement”). The Company and the Purchaser shall use commercially reasonable efforts to enter into the Definitive Agreement by Closing.

Confidentiality	This Term Sheet is subject to the Confidentiality Agreement entered into between the Purchaser and the Company, and accordingly the existence, status and terms of the parties’ negotiations and agreements regarding the Offering will be kept confidential.

SCHEDULE B

Accredited Investor Status Certificate

Capitalized terms not specifically defined in this Schedule B have the meanings ascribed to them in the Subscription Agreement to which this Schedule B is attached.

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser, on its own behalf and on behalf of each of the beneficial purchasers for whom the Purchaser is acting (collectively, the “Purchaser”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)	the Purchaser is resident in or otherwise subject to the securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b)	the Purchaser is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Purchaser is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Purchaser was not created or is not used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(e)	if the Purchaser is an individual and does not meet the criteria set out in subparagraph (j.1) of this Schedule B, it has duly completed and executed a copy of the Risk Acknowledgement Certificate in the form attached hereto as Appendix I to this Schedule B;

(f)	upon execution of this Schedule B by the Purchaser, this Schedule B shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

(a.1)

in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)

a subsidiary of any person referred to in paragraphs (a), (a.1) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

-B1-

☐	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, except in Ontario as otherwise prescribed by the regulations under the Securities Act (Ontario);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)

an individual formerly registered under the securities legislation of a jurisdictio of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000 (note: check only if you do not qualify under option (j.1) immediately below);

[PLEASE ALSO COMPLETE SECTIONS 2-4 OF APPENDIX I]

☐	(j.1)

an individual who beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $5,000,000 (note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialled);

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[PLEASE ALSO COMPLETE SECTIONS 2-4 OF APPENDIX I]

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF APPENDIX I]

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

-B2-

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(c)	“control person” means

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer,

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and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(d)	“director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(g)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(h)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j)	“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the distribution or trade is actively involved in the business of the issuer;

(k)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

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(l)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(m)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;

(n)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(o)	“person” includes

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(p)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(q)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(r)	“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(s)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Under NI 45-106 a person or company is an affiliate of another person or company if one is a subsidiary of the other, or if each of them is controlled by the same person or company.

Under NI 45-106, except under Part 2 Division 4 of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or, directly or indirectly, exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

-B5-

Under NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

Under NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

DATED:	SIGNED:

Witness (if Purchaser is an individual)

Print the name of witness	Print the name of Purchaser

If Purchaser is not an individual, print name and title of authorized signing officer

-B6-

APPENDIX I TO SCHEDULE B

RISK ACKNOWLEDGEMENT CERTIFICATE

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Preferred Shares	Issuer: LEEF Brands Inc.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss – You could lose your entire investment of $__________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
●Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
●Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
●Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
  LEEF Brands Inc.
Suite 2500 Park Place, 666 Burrard Street Vancouver, BC V6C 2X8 Contact person: Kevin Wilson
Email: kevin@leefca.com For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

SCHEDULE C

FOREIGN PURCHASER’S CERTIFICATE
(Residents of Jurisdictions other than Canada and Non-U.S. Purchasers)

TO:	LEEF BRANDS INC. (the “Company”)

Capitalized terms not specifically defined in this Schedule C have the meanings ascribed to them in the Subscription Agreement to which this Schedule C is attached.

In connection with the purchase by the undersigned Purchaser of the Purchaser’s Securities, the Purchaser, on its own behalf and on behalf of each of the beneficial purchasers for whom the Purchaser is acting, hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

1.	it is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (“Authorities”) having application in its jurisdiction of residence or by which it is otherwise governed (the “International Jurisdiction”) that would apply to this subscription, if there are any;

2.	it is purchasing the Securities pursuant to exemptions from any substantive or procedural requirements (including without limitation exemptions from prospectus or registration requirements or equivalent requirements) under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

3.	by committing to acquire the Securities, it has obtained all necessary consents and authorizations to enable it to agree to subscribe for the Securities and to perform its obligations under this Subscription Agreement and it has otherwise observed the laws and regulatory requirements of the International Jurisdiction, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in such International Jurisdiction in connection with its acceptance and it has not taken any action which will or may result in the Company acting in breach of any regulatory or legal requirements of any territory or jurisdiction in connection with the Offering;

4.	the applicable laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals or exemptions of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the sale of the Securities;

5.	the purchase of the Securities by the Purchaser does not trigger: (a) any obligation to prepare and file a prospectus or similar document, (b) any other report with respect to such purchase in the International Jurisdiction or (c) any continuous disclosure reporting obligation of the Company in the International Jurisdiction;

6.	it will provide such evidence of compliance with all such matters as the Company or its counsel may request and it will, if requested by the Company, deliver to the Company, as applicable, a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs 2, 3 and 4 above to the satisfaction of the Company, as the case may be;

7.	upon execution of this Schedule C by or on behalf of the Purchaser, this Schedule C shall be incorporated into and form a part of the Subscription Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Subscription Agreement to which this Schedule C is attached;

8.	if any representations and warranties contained in this Schedule C shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time;

9.	The Subscriber has no intention to sell or distribute either directly or indirectly any of the Purchased Securities in Canada; and

10.	The Subscriber’s purchase of the Purchased Securities is not part of a plan or scheme to avoid the prospectus requirements in connection with a distribution to a person or company in Canada.

-C2-

DATED:	SIGNED:

Witness (if Purchaser is an individual)

Print the name of witness	Print the name of Purchaser

If Purchaser is not an individual, print name and title of authorized signing officer

Address of Purchaser

Address of Purchaser (cont’d)

SCHEDULE D

U.S. PURCHASER’S certificate

TO:	LEEF BRANDS INC. (the “Company”)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof to which this Schedule D is attached (the “Subscription Agreement”). Upon execution of this Subscriber Certificate by the Purchaser, this Subscriber Certificate will be incorporated into and form a part of the Subscription Agreement. Capitalized terms not specifically defined in this Schedule D have the meanings ascribed to them in the Subscription Agreement to which this Schedule D is attached.

In connection with the purchase of the Purchaser’s Securities by the Purchaser, the Purchaser represents, warrants and covenants and certifies to the Company and acknowledges that the Company is relying thereon that:

(a)	the Purchaser is purchasing the Preferred Shares (and the underlying Conversion Shares) (collectively, the “Securities”) for its own account (or for the account or one or more beneficial purchasers over which the Purchaser has sole investment discretion) and the Securities are being purchased for investment purposes only and not with a view to resale or distribution or for the account or benefit of anyone other than the Purchaser (or such beneficial purchaser). The Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)	the Purchaser understands and acknowledges that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of Securities to it are being made in reliance upon the exemption from registration provided by Rule 506(b) of Regulation D under the U.S. Securities Act and similar exemptions under applicable state securities laws;

(c)	the Purchaser (and any beneficial purchaser) is an “accredited investor”, within the meaning of Rule 501(a) of Regulation D (a “U.S. Accredited Investor”), and satisfies the category of U.S. Accredited Investor set forth below:

(PLEASE CHECK THE BOX FOR THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR AND EXECUTE THIS CERTIFICATE ON THE LAST PAGE HEREOF. PLEASE INITIAL “P” BESIDE THE CATEGORY FOR THE PURCHASER AND “BP” BESIDE THE CATEGORY FOR THE BENEFICIAL PURCHASER.)

_____Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_____Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_____Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

-D2-

_____Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

_____Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

_____Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_____Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_____Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

_____Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1976, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of U.S. $5,000,000; or

_____Category 12.	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act;

_____Category 13.	Any director or executive officer of the Company; or

_____Category 14.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000 (for purposes of calculating net worth: (i) a person’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability) and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of sale of the Securities shall be included as a liability); or

_____Category 15.	A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

-D3-

_____Category 16.	An entity in which all of the equity owners are U.S. Accredited Investors;

(d)	the Purchaser acknowledges that it has not purchased the Securities as a result of any form of “general solicitation” or “general advertising” within the meaning of Regulation D under the U.S. Securities Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio, television, or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(e)	the Purchaser understands and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, and that if it decides to offer, sell, pledge or otherwise transfer the Securities, it may not offer, sell, pledge or otherwise transfer any of such Securities, directly or indirectly, unless the transfer is made:

(i)	to the Company;

(ii)	outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)	in compliance with (A) Rule 144A under the U.S. Securities Act, if available, or (B) Rule 144 under the U.S. Securities Act, if available, and, in each case, in compliance with applicable state securities laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws; and

the Purchaser has prior to any transfer pursuant to clauses (iii)(B) or (iv) (and, if required by the Company or any transfer agent for the Securities, clause (ii)) above furnished to the Company (and the transfer agent, if applicable) an opinion of counsel of recognized standing, or other evidence, reasonably satisfactory to the Company to the effect that such transfer does not require registration under the U.S. Securities Act or applicable state securities laws;

(f)	the Purchaser and each beneficial purchaser for whom it is acting acknowledge and agree that upon the original issuance thereof, and until such time as the same is not required under applicable requirements of the U.S. Securities Act and applicable state securities laws, the certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY [OR ISSUABLE IN EXCHANGE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF LEEF BRANDS INC. THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO LEEF BRANDS INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE REASONABLY SATISFACTORY TO LEEF BRANDS INC. MUST FIRST BE PROVIDED.”

provided, that if Securities are being sold under clause (B) above, the legend set forth above may be removed by providing a declaration to the Company and any transfer agent for the Securities, in the form attached as Appendix I to this Schedule D (or in such form as the Company may from time to time prescribe), together with any other evidence reasonably satisfactory to the Company that may be required by the Company or any transfer agent for the Securities, which evidence may include, without limitation, an opinion of counsel of recognized standing, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act;

-D4-

notwithstanding the foregoing, the Company’s transfer agent, if any, may impose additional requirements for the removal of legends from Securities sold in accordance with Rule 904 of Regulation S under the U.S. Securities Act in the future; and

provided, further, that if any such Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, or in a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the above legend may be removed by delivery to the Company or any duly appointed transfer agent for the Securities of an opinion of counsel, of recognized standing, reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(g)	the Purchaser (and any beneficial purchaser) consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer with respect to the Securities set forth and described herein;

(h)	the Purchaser (and any beneficial purchaser) understands and acknowledges that the Company has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States;

(i)

the Purchaser (and any beneficial purchaser) has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

(j)	the Purchaser (and any beneficial purchaser) has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(k)	the office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Securities is the address listed as the “Purchaser’s Address” on the signature page of the Subscription Agreement;

(l)

the Purchaser understands and acknowledges that if the Company were to ever be deemed to be, or to have at any time previously been, an issuer with (i) no or nominal operations and (ii) no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may be unavailable with respect to resales of the Securities, and the Company is under no obligation to take, and has no present intention of taking, any required action in order to make Rule 144 under the U.S. Securities Act available with respect to resales of the Securities;

(m)	the Purchaser (and any beneficial purchaser) is aware that (i) purchasing, holding and disposing of the Securities may have tax consequences under the laws of both Canada and the United States, (ii) the tax consequences for prospective investors who are resident in, or citizens of, the United States are not described in this Subscription Agreement, and (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such securities; in particular, no determination has been made whether the Company will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”);

(n)	the Purchaser is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Company is organized under the laws of Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Company and such persons may be located outside the United States;

(o)	the Purchaser (and any Disclosed Principal) understands and agrees that the financial statements of the Company have been prepared in accordance with International Financial Reporting Standards and are subject to Canadian auditing standards and auditor independence standards, which differ in some respects from United States generally accepted accounting principles, auditing standards and auditor independence standards, respectively, and thus may not be comparable to financial statements of United States companies; and

(p)	it acknowledges that the representations, warranties and covenants contained in this Schedule D are made by it with the intent that they may be relied upon by the Company in determining its eligibility to purchase the Securities.

[signature page follows]

-D5-

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	Signed:

Witness (If Purchaser is an Individual)	Print Name of Purchaser

Print Name of Witness	If Purchaser is not an Individual, Print Name and Title of Authorized Signing Officer

APPENDIX I TO SCHEDULE D

DECLARATION FOR REMOVAL OF LEGEND

TO:	The transfer agent for LEEF Brands Inc.
AND TO:	LEEF Brands Inc.

The undersigned (a) acknowledges that the current sale of ____________ of LEEF Brands Inc. (the “Company”) to which this declaration relates, represented by certificate number ________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Company, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange or the TSX Venture Exchange (or another designated offshore securities market) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise defined herein, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:
Name of Seller

By:
Name:
Title: